UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-12

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Dear Stockholder:

You are cordially invited to attend Business Development Corporation’s 2017 Annual Meeting of Stockholders to be held on May 19, 2017 at 10:00 a.m. at the Harmonie Club, 4 East 60th Street, New York, New York 10022.

The Notice of Annual Meeting and proxy statement accompanying this letter provide an outline of the business to be conducted at the meeting. I will also report on the progress of the Company during the past year and answer stockholders’ questions.

It is important that your shares be represented at the Annual Meeting. If you are a stockholder of record and are unable to attend the meeting in person, I urge you to vote your shares by completing, dating and signing the enclosed proxy card and promptly returning it in the envelope provided or, alternatively, by calling the toll-free telephone number or using the Internet as described on the proxy card. If a broker or other nominee holds your shares in “street name,” your broker has enclosed a voting instruction form, which you should use to vote those shares if you are unable to attend the meeting in person. The voting instruction form indicates whether you have the option to vote those shares by telephone or by using the Internet. Your vote is important.

Sincerely yours,

/s/ Richard J. Byrne

Richard J. Byrne
Chairman & Chief Executive Officer

BUSINESS DEVELOPMENT CORPORATION OF AMERICA
9 West 57th Street, 49th Floor, Suite 4920
New York, New York

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on May 19, 2017

March 16, 2017

To the Stockholders of Business Development Corporation of America:

I am pleased to invite our stockholders to the 2017 Annual Meeting of Stockholders (“Annual Meeting”) of Business Development Corporation of America, a Maryland corporation (the “Company”). The Annual Meeting will be held on May 19, 2017 at The Harmonie Club, 4 East 60th Street, New York, New York 10022, commencing at 10:00 a.m. (local time). At the Annual Meeting, you will be asked to (i) elect seven (7) members to the Company’s Board of Directors, (ii) authorize the Company, with approval of its Board of Directors, to sell or otherwise issue up to 25% of the Company’s outstanding common stock at a price below the Company’s then current net asset value (“NAV”) per share, (iii) amend and restate the Company’s charter (the “Charter”) to reflect several amendments to, among other things, delete provisions required by the Omnibus Guidelines promulgated by the North American Securities Administrators Association, Inc. (the “NASAA Guidelines”), and (iv) consider and act on such other matters as may properly come before the Annual Meeting and any adjournment thereof.

Our Board of Directors has fixed the close of business on March 15, 2017 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. Record holders of shares of our common stock, par value $0.001 per share, at the close of business on the record date are entitled to notice of and to vote at the Annual Meeting.

For further information regarding the matters to be acted upon at the Annual Meeting, I urge you to carefully read the accompanying proxy statement. If you have questions about the proposals or would like additional copies of the proxy statement, please contact our proxy solicitor, Broadridge Investor Communication Solutions, Inc. (“Broadridge”) at (855) 486-7909.

Regardless of whether you own a few or many shares and whether you plan to attend the Annual Meeting in person or not, it is important that your shares be voted on matters that come before the Annual Meeting. Your vote is important.

By Order of the Board of Directors,

/s/ Leeor P. Avigdor

Leeor P. Avigdor
Secretary of the Company

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

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COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION	39
AUDIT COMMITTEE REPORT	41
OTHER MATTERS PRESENTED FOR ACTION AT THE 2017 ANNUAL MEETING	41
STOCKHOLDER PROPOSALS FOR THE 2018 ANNUAL MEETING	42
Stockholder Proposals in the Proxy Statement	42
Stockholder Proposals and Nominations for Directors to Be Presented at Meetings	42

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BUSINESS DEVELOPMENT CORPORATION OF AMERICA
9 West 57th Street, 49th Floor, Suite 4920
New York, New York

PROXY STATEMENT

The proxy card, together with this proxy statement (this “Proxy Statement”) and our Annual Report on Form 10-K for the year ended December 31, 2016 (our “2016 Annual Report”), is solicited by and on behalf of the board of directors (the “Board of Directors” or the “Board”) of Business Development Corporation of America, a Maryland corporation (the “Company”), for use at the 2017 Annual Meeting of Stockholders (the “Annual Meeting”) and at any adjournment or postponement thereof. References in this Proxy Statement to “we,” “us,” “our” or like terms also refer to the Company, and references in this Proxy Statement to “you” refer to the stockholders of the Company. The mailing address of our principal executive offices is 9 West 57th Street, 49th Floor, Suite 4920, New York, New York 10019. This Proxy Statement, the proxy card, Notice of Annual Meeting and our 2016 Annual Report have either been mailed to you or been made available to you on the Internet. Mailing to our stockholders commenced on or about March 17, 2017.

Important Notice Regarding the Availability of Proxy Materials
for the Annual Stockholders Meeting To Be Held on May 19, 2017

This Proxy Statement, the Notice of Annual Meeting and our 2016 Annual Report are available at:
www.proxyvote.com/BDCA.

INFORMATION ABOUT THE MEETING AND VOTING

What is the date of the Annual Meeting and where will it be held?

The Annual Meeting will be held on May 19, 2017, commencing at 10:00 a.m. (local time) at the Harmonie Club, 4 East 60th Street, New York, New York 10022.

What will I be voting on at the Annual Meeting?

At the Annual Meeting, you will be asked to:

1.	elect seven (7) directors for one-year terms expiring in 2018 and until their successors are duly elected and qualified;
2.	authorize the Company to sell or otherwise issue up to 25% of the Company’s outstanding common stock at a price below the Company’s then current net asset value (“NAV”) per share;
3.	amend and restate the Company’s charter (the “Charter”) to reflect an amendment to provide for a staggered Board of Directors, which amendment requires the affirmative vote of the holders of a majority of all issued and outstanding shares for its approval (“Charter Amendment Proposal 1”);
4.	approve a proposal to reflect in the Company’s amended and restated Charter additional amendments to delete certain provisions required by the Omnibus Guidelines promulgated by the North American Securities Administrators Association, Inc. (the “NASAA Guidelines”), which amendments require the affirmative vote of the holders of a majority of all issued and outstanding shares for their approval (“Charter Amendment Proposal 2”);
5.	approve a proposal to reflect in the Company’s amended and restated Charter an additional amendment to provide that directors may be removed only for “cause” and only by the affirmative vote of at least two-thirds of the votes entitled to be cast generally in the election of directors, which amendment requires the affirmative vote of the holders of a majority of all issued and outstanding shares for its approval (“Charter Amendment Proposal 3”);
6.	approve a proposal to reflect in the Company’s amended and restated Charter an additional amendment to provide that the Company may limit a stockholder’s right to inspect the books and records of the Company if the Board of Directors determines that such stockholder has an improper purpose for requesting such inspection, which amendment requires the affirmative vote of the holders of a majority of all issued and outstanding shares for its approval (“Charter Amendment Proposal 4”);
7.	approve a proposal to reflect in the Company’s amended and restated Charter provisions to clarify that the indemnification and exculpation provisions in the Company’s amended and restated Charter are subject to the limitations of the Investment Company Act of 1940, as amended (the “1940 Act”), which amendment requires the affirmative vote of the holders of a majority of all issued and outstanding shares for its approval (“Charter Amendment Proposal 5”);
8.	approve a proposal to reflect in the Company’s amended and restated Charter a provision to permit the stockholders of the Company to take action without a meeting by consent, which amendment requires the affirmative vote of the holders of a majority of all issued and outstanding shares for its approval (“Charter Amendment Proposal 6”);
9.	approve a proposal to reflect in the Company’s amended and restated Charter an additional amendment to remove references to the NASAA Guidelines, which amendment requires the affirmative vote of two-thirds of all issued and outstanding shares for its approval (“Charter Amendment Proposal 7”); and
10.	approve a proposal to reflect in the Company’s amended and restated Charter additional amendments to, among other things, (a) increase the vote required to effect changes to certain Charter provisions to 80% of all the votes entitled to be cast on the matter, and (b) require such increased vote (i.e., 80% of all the votes entitled to be cast on the matter) to effect a liquidation of the Company or any amendment to provisions of the Charter relating to the composition of the Board of Directors and the election of its members, which amendments require the affirmative vote of two-thirds of all issued and outstanding shares for their approval (“Charter Amendment Proposal 8”);
11.	consider and act on such matters as may properly come before the Annual Meeting and any adjournment thereof.

The Board of Directors does not know of any matters that may be considered at the Annual Meeting other than the matters set forth above.

Who can vote at the Annual Meeting?

The record date for the determination of holders of shares of our Common Stock (as defined below) entitled to notice of and to vote at the Annual Meeting, or any adjournment or postponement of the Annual Meeting, is the close of business on March 15, 2017. As of the record date, approximately 178,747,651 shares of our common stock, par value $0.001 per share (“Common Stock”), were issued and outstanding and entitled to vote at the Annual Meeting.

How many votes do I have?

Each share of Common Stock has one vote on each matter considered at the Annual Meeting or any adjournment or postponement thereof. The proxy card shows the number of shares of Common Stock you are entitled to vote.

How may I vote?

You may vote in person at the Annual Meeting or by proxy. Instructions for in person voting can be obtained by calling our proxy solicitor, Broadridge Investor Communication Solutions, Inc. (“Broadridge”) at (855) 486-7909. Stockholders may submit their votes by proxy or by mail by completing, signing, dating and returning their proxy card in the enclosed envelope. Stockholders also have the following two options for authorizing a proxy to vote their shares:

•	via the Internet at www.proxyvote.com/BDCA at any time prior to 11:59 p.m. Eastern Time on May 18, 2017, and per the instructions provided on the proxy card; or
•	by telephone, by calling (800) 690-6903 at any time prior to 11:59 p.m. Eastern Time on May 18, 2017, and per the instructions provided on the proxy card.

For those stockholders with Internet access, we encourage you to authorize a proxy to vote your shares via the Internet, a convenient means of authorizing a proxy that also provides cost savings to us. In addition, when you authorize a proxy to vote your shares via the Internet or by telephone prior to the Annual Meeting date, your proxy authorization is recorded immediately and there is no risk that postal delays will cause your vote by proxy to arrive late and, therefore, not be counted. For further instructions on authorizing a proxy to vote your shares, see your proxy card. You may also vote your shares at the Annual Meeting. If you attend the Annual Meeting, you may submit your vote in person, and any previous votes that you submitted by mail or authorized by Internet or telephone will be superseded by the vote that you cast at the Annual Meeting.

How will proxies be voted?

Shares represented by valid proxies will be voted at the Annual Meeting in accordance with the directions given. If the proxy card is signed and returned without any directions given, the shares will be voted “FOR” the election of the nominees for director named in the proxy and other matters listed in the accompanying Notice of Annual Meeting of Stockholders.

The Board of Directors does not intend to present, and has no information indicating that others will present, any business at the Annual Meeting other than as set forth in the attached Notice of Annual Meeting of Stockholders. However, if other matters requiring the vote of our stockholders come before the Annual Meeting, it is the intention of the persons named in the proxy card to vote the proxies held by them in their discretion.

How can I change my vote or revoke a proxy?

You have the unconditional right to revoke your proxy at any time prior to the voting thereof by (i) submitting a later-dated proxy either by telephone, via the Internet or in the mail to our proxy solicitor at the following address: Broadridge Investor Communication Solutions, Inc., 51 Mercedes Way, Edgewood, NY 11717; or (ii) by attending the Annual Meeting and voting in person. No written revocation of your proxy shall be effective, however, unless and until it is received at or prior to the Annual Meeting.

What if I return my proxy card but do not mark it to show how I am voting?

If your proxy card is signed and returned without specifying your choices, your shares will be voted as recommended by the Board of Directors.

What vote is required to approve each item?

Election of Director Nominees.  There is no cumulative voting in the election of our directors. Each director is elected by the affirmative vote of a plurality of votes cast at the Annual Meeting. Each share may be voted for as many individuals as there are directors to be elected and for whose election the share is entitled to be voted. Any shares not voted (whether by abstention, broker non-vote or otherwise) will have no impact on the vote.

Approval of the authorization of the Company to sell or otherwise issue up to 25% of the Company’s outstanding common stock at a price below the Company’s then current net asset value per share.  The affirmative vote of: (i) a majority of outstanding shares of common stock entitled to vote at the Annual Meeting; and (ii) a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting which are not held by affiliated persons of the Company. For purposes of this proposal, the 1940 Act defines “a majority of the outstanding shares of common stock” as: (A) 67% or more of the shares of common stock present at the Annual Meeting if the holders of more than 50% of the outstanding shares of common stock of the Company are present or represented by proxy; or (B) 50% of the outstanding shares of common stock of the Company, whichever is the less.

Approval of Charter Amendment Proposal 1 through Charter Amendment Proposal 6.  The approval of the majority of our outstanding shares of common stock is necessary for approval of each of Charter Amendment Proposal 1 through Charter Amendment Proposal 6. Abstentions and broker non-votes will not count as affirmative votes cast and will therefore have the same effect as votes against each of Charter Amendment Proposal 1 through Charter Amendment Proposal 6.

Approval of Charter Amendment Proposals 7 and 8.  The affirmative vote by the holders of two-thirds of all the votes entitled to be cast as of the Record Date is necessary for approval of each of Charter Amendment Proposals 7 and 8. Abstentions and broker non-votes will not count as affirmative votes cast and will therefore have the same effect as votes against each of Charter Amendment Proposals 7 and 8.

Approval of the adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies.  Affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal.

What is a “broker non-vote”?

A “broker non-vote” occurs when a broker who holds shares for the beneficial owner does not vote on a proposal because the broker does not have discretionary voting authority for that proposal and has not received instructions from the beneficial owner of the shares.

Are stockholders entitled to appraisal rights in connection with any of the proposals?

None of the proposals, if approved, entitle stockholders to appraisal rights under Maryland law or the Company’s charter (the “Charter”).

What constitutes a “quorum”?

The presence at the Annual Meeting, in person or represented by proxy, of stockholders entitled to cast a majority of all the votes entitled to be cast at the Annual Meeting constitutes a quorum. Abstentions and broker non-votes will be counted as present for the purpose of establishing a quorum.

Will you incur expenses in soliciting proxies?

Yes. The Company is soliciting the proxy on behalf of the Board of Directors and will pay all costs of preparing, assembling and mailing the proxy materials. As a result, our stockholders will indirectly bear such expense.

We have retained Broadridge to aid in the solicitation of proxies. Broadridge will receive a fee of approximately $451,752 for proxy solicitation services provided for us, plus reimbursement for certain costs and out-of-pocket expenses incurred in connection with their services, all of which will be paid by us. We will request banks, brokers, custodians, nominees, fiduciaries and other record holders to make available copies of this Proxy Statement to people on whose behalf they hold shares of Common Stock and to request authority for the exercise of proxies by the record holders on behalf of those people. In compliance with the regulations of the SEC, we will reimburse such persons for reasonable expenses incurred by them in making available proxy materials to the beneficial owners of shares of our Common Stock.

As the date of the Annual Meeting approaches, certain stockholders whose votes have not yet been received may receive a telephone call from a representative of Broadridge. Votes that are obtained telephonically will be recorded in accordance with the procedures described below. The Board of Directors believes that these procedures are reasonably designed to ensure that both the identity of the stockholder casting the vote and the voting instructions of the stockholder are accurately determined.

In all cases where a telephonic vote is solicited, the call is recorded and the Broadridge representative is required to confirm each stockholder’s full name and address, and the zip code, and to confirm that the stockholder has received the proxy materials in the mail. If the stockholder is a corporation or other entity, the Broadridge representative is required to confirm that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to Broadridge, then the Broadridge representative has the responsibility to explain the process, read the proposal listed on the proxy card and ask for the stockholder’s instructions on the proposal. Although the Broadridge representative is permitted to answer questions about the process, he or she is not permitted to recommend to the stockholder how to vote, other than to read any recommendation set forth in this Proxy Statement. Broadridge will record the stockholder’s instructions on the card. Within 72 hours, the stockholder will be sent a letter to confirm his or her vote and to ask the stockholder to call Broadridge immediately if his or her instructions are not correctly reflected in the confirmation.

What does it mean if I receive more than one proxy card?

Some of your shares may be registered differently or held in a different account. You should authorize a proxy to vote the shares in each of your accounts by mail, by telephone or via the Internet. If you mail proxy cards, please sign, date and return each proxy card to guarantee that all of your shares are voted. If you hold your shares in registered form and wish to combine your stockholder accounts in the future, you should call our Investor Relations department at (844) 785-4393. Combining accounts reduces excess printing and mailing costs, resulting in cost savings to us that benefit you as a stockholder.

What if I receive only one set of proxy materials although there are multiple stockholders at my address?

The SEC has adopted a rule concerning the delivery of documents filed by us with the SEC, including proxy statements and annual reports. The rule allows us to send a single set of any annual report, proxy statement, proxy statement combined with a prospectus or information statement to any household at which two or more stockholders reside if they share the same last name or we reasonably believe they are members of the same family. This procedure is referred to as “Householding.” This rule benefits both you and us. It reduces the volume of duplicate information received at your household and helps us reduce expenses. Each stockholder subject to Householding will continue to receive a separate proxy card or voting instruction card.

We will promptly deliver, upon written or oral request, a separate copy of our Annual Report or Proxy Statement as applicable, to a stockholder at a shared address to which a single copy was previously delivered. If you received a single set of disclosure documents for this year, but you would prefer to receive your own copy, you may direct requests for separate copies by calling our Investor Relations department at (844) 785-4393 or by mailing a request to Business Development Corporation of America, 9 West 57th Street, 49th Floor, Suite 4920, New York, New York 10019, Attention: BDCA Investor Relations. Likewise, if your household currently receives multiple copies of disclosure documents and you would like to receive one set, please contact us.

Whom should I call for additional information about voting by proxy or authorizing a proxy by telephone or Internet to vote my shares?

Please call Broadridge, our proxy solicitor, at (855) 486-7909.

Whom should I call with other questions?

If you have additional questions about this Proxy Statement or the Annual Meeting or would like additional copies of this Proxy Statement, or our 2016 Annual Report or any documents relating to any of our future stockholder meetings, please contact: Business Development Corporation of America, 9 West 57th Street, 49th Floor, Suite 4920, New York, New York 10019, Attention: BDCA Investor Relations, Telephone: (844) 785-4393, Email: info@bdca.com, website: www.bdcofamerica.com.

How do I submit a stockholder proposal for next year’s annual meeting or proxy materials, and what is the deadline for submitting a proposal?

In order for a stockholder proposal to be properly submitted for presentation at our 2018 annual meeting and included in the proxy material for next year’s annual meeting, we must receive written notice of the proposal at our executive offices during the period beginning on October 17, 2017 and ending at 5:00 p.m., Eastern Time, on November 16, 2017. Any proposal received after the applicable time in the previous sentence will be considered untimely. All proposals must contain the information specified in, and otherwise comply with, our bylaws. Proposals should be sent via registered, certified or express mail to: Business Development Corporation of America, 9 West 57th Street, 49th Floor, Suite 4920, New York, New York 10019, Attention: Leeor P. Avigdor, Secretary. For additional information, see the section in this Proxy Statement captioned “Stockholder Proposals for the 2018 Annual Meeting.”

Unless specified otherwise, the proxies will be voted “FOR”: (i) the election of the seven (7) nominees to serve as directors of the Company until the 2018 annual meeting and until their successors are duly elected and qualified; and (ii) the authorization of the Company to sell or otherwise issue up to 25% of the Company’s common stock at a price below the Company’s then current NAV; and (iii) each Charter Amendment Proposal 1 through Charter Amendment Proposal 8. The proxies also will be voted “FOR” or “AGAINST” such other matters as my properly come before the Annual Meeting. Management is not aware of any other matters to be presented for action at the Annual Meeting.

PROPOSAL NO. 1 — ELECTION OF DIRECTORS

The Board of Directors, including our independent directors, is responsible for monitoring and supervising the performance of our day-to-day operations by BDCA Adviser, LLC (the “Adviser”). Directors are elected annually by our stockholders, and there is no limit on the number of times a director may be elected to office. Each director serves until the next annual meeting of stockholders or (if longer) until his or her successor is duly elected and qualifies. The Charter and bylaws provide that the number of directors shall be fixed by a resolution of the Board of Directors; provided, however, that the number of directors shall never be less than three or greater than fifteen. The number of directors on the Board is currently fixed at seven.

The Board of Directors has proposed the following nominees for election as directors, each to serve for a term ending at the 2018 annual meeting of stockholders and until his or her successor is duly elected and qualifies: Richard J. Byrne, Lee S. Hillman, Ronald J. Kramer, Leslie D. Michelson, Randolph C. Read, Edward G. Rendell and Dennis M. Schaney. Each nominee currently serves as a director of the Company. Messrs. Byrne, Hillman, Kramer, Michelson, Read, Rendell and Schaney have indicated their willingness to continue to serve if elected and have consented to be named as nominees. No person being nominated as a director is being proposed for election pursuant to any agreement or understanding between any such person and the Company.

The proxy holder named on the enclosed proxy card intends to vote “FOR” the election of each of the seven nominees. If you do not wish your shares to be voted for particular nominees, please identify the exceptions in the designated space provided on the proxy card or, if you are authorizing a proxy to vote your shares by telephone or the Internet, follow the instructions provided when you authorize a proxy. Directors will be elected by a plurality of votes cast at the Annual Meeting, provided that a quorum is present. Any shares not voted (whether by abstention, broker non-vote or otherwise) have no impact on the vote.

If, at the time of the Annual Meeting, one or more of the nominees should become unable to serve, shares represented by proxies will be voted for the remaining nominees and for any substitute nominee or nominees designated by the Board of Directors. No proxy will be voted for a greater number of persons than the number of nominees described in this Proxy Statement.

Nominees

The table set forth below lists the names and ages of each of the nominees as of the date of this Proxy Statement and the position and office that each nominee currently holds with the Company:

Name	Age	Position
Richard J. Byrne	55	Chairman, Chief Executive Officer and President
Lee S. Hillman	61	Independent Director
Ronald J. Kramer	58	Independent Director; Nominating and Corporate Governance Committee Chair
Leslie D. Michelson	66	Lead Independent Director
Randolph C. Read	64	Independent Director; Audit Committee Chair
Edward G. Rendell	73	Independent Director; Compensation Committee Chair
Dennis M. Schaney	60	Independent Director

Business Experience of Nominees

Richard J. Byrne

Richard J. Byrne has served as chairman of the Board of Directors, Chief Executive Officer and President of the Company since November 2016. Mr. Byrne is President of Benefit Street Partners L.L.C. (“BSP”) and Chairman and CEO of Benefit Street Partners Realty Trust, Inc. Prior to joining BSP in April 2013, Mr. Byrne was Chief Executive Officer of Deutsche Bank Securities, Inc. He was also the Global Co-Head of Capital Markets at Deutsche Bank. Before joining Deutsche Bank, Mr. Byrne was Global Co-Head of the Leveraged Finance Group and Global Head of Credit Research at Merrill Lynch & Co. He was also a perennially top-ranked credit analyst. Mr. Byrne earned an M.B.A. from the Kellogg School of Management at Northwestern University and a B.A. from Binghamton University. Mr. Byrne is a member of the Board of Directors of MFA Financial, Inc. and the Board of Directors of New York Road Runners.

We believe that Mr. Byrne’s current and prior experience as a director and/or executive officer of the companies described above and his extensive knowledge of the financial services industry and the capital markets make him well qualified to serve as a member of our Board of Directors.

Lee S. Hillman

Lee S. Hillman has served as an independent director of the Company since February 2017. Mr. Hillman has served as President of Liberation Advisory Group, a private management consulting firm, since 2003. Mr. Hillman has also served as Chief Executive Officer of Performance Health Systems, LLC, an early-stage business distributing Power PlateTM and bioDensity® branded, specialty health and exercise equipment since 2012, and its predecessor since 2009. From February 2006 to May 2008, Mr. Hillman served as Executive Chairman and Chief Executive Officer of Power Plate International (“Power Plate”) and from 2004 through 2006 as CEO of Power Plate North America. Previously, from 1996 through 2002, Mr. Hillman was CEO of Bally Total Fitness Corporation, then the world’s largest fitness membership club business. Mr. Hillman currently serves as a member of the board of directors of several publicly traded entities. These include Lawson Products, Inc. where he serves as a member of the Audit Committee as well as chair of its Compensation and Financial Strategies Committees. He also serves as trustee and member of the Audit Committee of Adelphia Recovery Trust, and as a board member and member of the Audit, Compensation and Nominating/Governance Committees of HC2 Holdings, Inc. He is also a board director and chair of the Audit Committee of Professional Diversity Network. Previously he has served as a member of the Board of Directors of HealthSouth Corporation, Wyndham International, RCN Corporation (where he was Chairman of the Board) and Bally Total Fitness Corporation (where he was Chairman of the Board). Mr. Hillman holds a B.S. in Finance and Accounting from the Wharton School of the University of Pennsylvania and an M.B.A. in Finance and Accounting from the Booth School of Business of the University of Chicago. Mr. Hillman is a Certified Public Accountant and former audit partner with Ernst & Young.

We believe that Mr. Hillman’s experience as a director or executive officer of the companies described above make him well qualified to serve as a member of our Board of Directors.

Ronald J. Kramer

Ronald J. Kramer was elected as an independent director of the Company in October 2016. He has served as the Chief Executive Officer of Griffon Corporation (NYSE:GFF) since April 2008, as a director of Griffon Corporation since 1993 and as Vice Chairman of the Board of Griffon Corporation since November 2003. Griffon Corporation is a diversified holding company with a portfolio of businesses in the following industries: home and building products, specialty plastic films and defense electronics. From 2002 through March 2008, he was President and a director of Wynn Resorts, Ltd. (NASDAQ:WYNN), a developer, owner and operator of destination casino resorts. From 1999 to 2001, Mr. Kramer was a Managing Director at Dresdner Kleinwort Wasserstein, an investment banking firm, and its predecessor Wasserstein Perella & Co. He was formerly a member of the Board of Directors of Leap Wireless International, Inc. (formerly NASDAQ:LEAP), Monster Worldwide, Inc. (NYSE:MWW) and Sapphire Industrials Corporation (formerly AMEX:FYR). Mr. Kramer holds a BS degree from the Wharton School of the University of Pennsylvania and an MBA from New York University.

We believe that Mr. Kramer’s experience as a director or executive officer of the companies described above make him well qualified to serve as a member of our Board of Directors.

Leslie D. Michelson

Leslie D. Michelson has served as an independent director of the Company since January 2011, including as lead independent director since February 2016. Mr. Michelson has served as an independent director of American Realty Capital — Retail Centers of America, Inc. (“RCA”) since November 2015, and previously served as an independent director of RCA from March 2012 until October 2012. In addition, Mr. Michelson has served as an independent director of Healthcare Trust, Inc. (“HTI”) since December 2015 and as an independent trustee of Realty Capital Income Funds Trust (“RCIFT”), a family of mutual funds, since April 2013. Mr. Michelson previously served as an independent director of American Realty Capital Healthcare Trust, Inc. (“HT”) from January 2011 until July 2012 and as lead independent director of HT from July 2012 until January 2015 when HT closed its merger with Ventas, Inc. Mr. Michelson served as an independent director of American Realty Capital Trust, Inc. from January 2008, including as lead independent director from July 2012, until the close of its merger with Realty Income Corporation in January 2013. Mr. Michelson also served as an independent director of VEREIT, Inc. (“VEREIT”) from October 2012 until April 2015. Mr. Michelson also served as an independent director of BDCA Venture, Inc. from June 2014 until June 2015. Mr. Michelson served as lead independent director of Realty Finance Trust, Inc. from January 2013 until November 2014. Mr. Michelson served as an independent director of DNAV from August 2011 until February 2012 and as a director of New York REIT, Inc. (“NYRT”) from October 2009 until August 2011.

Mr. Michelson has served as the chairman and chief executive officer of Private Health Management, a retainer-based primary care medical practice management company since April 2007. Mr. Michelson served as vice chairman and chief executive officer of the Prostate Cancer Foundation, the world’s largest private source of prostate cancer research funding, from April 2002 until December 2006 and served on its Board of Directors from January 2002 until April 2013. Mr. Michelson served on the Board of Directors of Catellus Development Corp. (“Catellus”), from 1997 until 2004 when the company was sold to ProLogis. Mr. Michelson was a member of the Audit Committee of the Board of Directors, of Catellus for 5 years and served at various times as the chairman of the Audit Committee and the Compensation Committee. From April 2001 to April 2002, he was an investor in, and served as an advisor or director of, a portfolio of entrepreneurial healthcare, technology and real estate companies. From March 2000 to August 2001, he served as chief executive officer and as a director of Acurian, Inc., an Internet company that accelerates clinical trials for new prescription drugs. From 1999 to March 2000, Mr. Michelson served as an adviser of Saybrook Capital, LLC, an investment bank specializing in the real estate and health care industries. From June 1998 to February 1999, Mr. Michelson served as chairman and co-chief executive officer of Protocare, Inc., a manager of clinical trials for the pharmaceutical industry and disease management firm. From 1988 to 1998, he served as chairman and chief executive officer of Value Health Sciences, Inc., an applied health services research firm he co-founded. Mr. Michelson has been a director of Nastech Pharmaceutical Company Inc., a NASDAQ-traded biotechnology company focused on innovative drug delivery technology, from 2004 to 2008, of Highlands Acquisition Company, an AMEX-traded special purpose acquisition company, from 2007 to 2009, and of G&L Realty Corp., a NYSE-traded medical office building REIT from 1995 to 2001, and of Landmark Imaging, a privately held diagnostic imaging and treatment company from 2007 to 2010. Also since June 2004 he has served as a director of ALS-TDI, a philanthropy dedicated to curing Amyotrophic Lateral Sclerosis, commonly known as Lou Gehrig’s disease. Mr. Michelson has served as a member of the Board of Advisors for the UCLA Fielding School of Public Health since October 2013 and as a director of Druggability Technologies Holdings Ltd. since April 2013. In addition, he has served as founder and chief executive officer of Michelson on Medicine, LLC since January 2012. Mr. Michelson received his B.A. from The Johns Hopkins University in 1973 and a J.D. from Yale Law School in 1976.

We believe that Mr. Michelson’s experience as a director or executive officer of the companies described above make him well qualified to serve as a member of our Board of Directors.

Randolph C. Read

Randolph C. Read has served as an independent director of the Company since December 2014 including as Audit Committee chair since February 2016. In addition, Mr. Read has served as an independent director of NYRT since December 2014, including as non-executive chairman of NYRT since June 2015 and previously served as non-executive chairman of the board of directors of Healthcare Trust, Inc. (“HTI”). Mr. Read has been president and chief executive officer of Nevada Strategic Credit Investments, LLC since 2009. Mr. Read has previously served as president of a variety of other companies, including International Capital Markets Group, Inc. Mr. Read serves on the advisory board of a private company and has previously served on a number of public and private company boards. He has an M.B.A. in Finance from the Wharton Graduate School of the University of Pennsylvania and a B.S. from Tulane University.

We believe that Mr. Read’s prior business experience and his leadership qualities make him well qualified to serve as a member of our Board of Directors.

Edward G. Rendell

Governor Edward G. Rendell has served as an independent director the Company since January 2011. Gov. Rendell has also served as an independent director of RCA since October 2012 and previously served as an independent director of RCA from February 2011 until March 2012. Gov. Rendell has also served as an independent director of Global Net Lease, Inc. since March 2012. Governor Rendell served as an independent director of American Realty Capital Trust III, Inc. (“ARCT III”) from March 2012 until the close of ARCT III’s merger with VEREIT in February 2013. Gov. Rendell served as an independent director of VEREIT from February 2013 until April 2015. Governor Rendell served as the 45th Governor of the Commonwealth of Pennsylvania from January 2003 through January 2011. As the Governor of the Commonwealth of Pennsylvania, Gov. Rendell served as the chief executive of the nation’s 6th most populous state and oversaw a budget of $28.3 billion. Gov. Rendell also served as the Mayor of Philadelphia from January 1992 through January 2000. As the Mayor of Philadelphia, Gov. Rendell eliminated a $250 million deficit, balanced the city’s budget and generated five consecutive budget surpluses. Gov. Rendell was also the General Chairperson of the National Democratic Committee from November 1999 through February 2001. Gov. Rendell served as the District Attorney of Philadelphia from January 1978 through January 1986. In 1986, Gov. Rendell was a candidate for governor of the Commonwealth of Pennsylvania. In 1987, Gov. Rendell was a candidate for the mayor of Philadelphia. From 1988 through 1991, Gov. Rendell was an attorney at the law firm of Mesirov, Gelman and Jaffe. From 2000 through 2002, Gov. Rendell was an attorney at the law firm of Ballard Sphar. Gov. Rendell worked on several real estate transactions as an attorney in private practice. An Army veteran, Governor Rendell holds a B.A. from the University of Pennsylvania and a J.D. from Villanova Law School.

We believe that Governor Rendell’s experience as a director or executive officer of the companies described above and his over thirty years of legal, political and management experience gained from serving in his capacities as the Governor of Pennsylvania and as the Mayor and District Attorney of Philadelphia, including his experience in overseeing the acquisition and management of Pennsylvania’s real estate development transactions, including various state hospitals, make him well qualified to serve as a member of our Board of Directors.

Dennis M. Schaney

Dennis M. Schaney has served as an independent director of the Company since February 2017. Mr. Schaney previously served as Managing Director and Head of High Yield and Leveraged Loans at Morgan Stanley Investment Management. Mr. Schaney also served as Co-Head of Morgan Stanley Credit Partners. During this time, he was responsible for leveraged loan, high yield bond and mezzanine investments across a variety of funds including closed-end, open-end and institutional separate accounts. Mr. Schaney retired from Morgan Stanley Investment Management in 2010. From 2003 to 2007, he served as Managing Director and Global Head of Fixed Income for Credit Suisse Asset Management. He oversaw global teams responsible for all fixed income investments and served on the asset management’s Executive Committee and the Management Committee for Credit Suisse. Prior to Credit Suisse, Mr. Schaney founded BlackRock Financial Management’s Leveraged Finance Group which was responsible for high yield, leveraged loan and mezzanine investments. He was also responsible for the alternative investment effort for leveraged assets including the Magnetite CLO/CBO products. In addition to those responsibilities, he co-headed the firm’s credit research effort. Mr. Schaney worked at Merrill Lynch from 1988 through 1997 where he was Global Head of Corporate and Municipal Bond Research and an analyst covering the media, entertainment, and cable sectors. Prior to Merrill Lynch, Mr. Schaney was a Vice President at First Boston Corporation focusing on corporate restructuring and credit advisory services. He was also a Rating Officer for Standard & Poor’s Rating Services. Mr. Schaney currently serves as a member of the board of directors of Griffin-Benefit Street Partners BDC Corp. Mr. Schaney holds a B.S. in Psychology from the University of Bridgeport and an M.S. in Finance from Fairfield University.

We believe that Mr. Schaney’s experience as a director or executive officer of the companies described above make him well qualified to serve as a member of our Board of Directors.

The Board of Directors recommends that the stockholders vote “FOR” the election of Messrs. Byrne, Hillman, Kramer, Michelson, Read, Rendell and Schaney as members of the Board of Directors to serve until the 2018 Annual Meeting and until their successors are duly elected and qualified.

Information About the Board of Directors and its Committees

The Board of Directors ultimately is responsible for the management and control of our business and operations. Our current executive officers are employees of affiliates of our Adviser. We have no employees and have retained the Adviser and its affiliates to manage our day-to-day operations. The Adviser is a subsidiary of BSP. Mr. Byrne is the President of BSP.

The Board of Directors held a total of 29 meetings, including action by written consent, during the fiscal year ended December 31, 2016. All directors attended 90% of the total number of meetings while they were a member of the Board of Directors. We encourage all directors to attend our annual meetings of stockholders.

The Board of Directors has approved and organized an audit committee, compensation committee and nominating and corporate governance committee.

Leadership Structure of the Board of Directors

The Board of Directors monitors and performs an oversight role with respect to the business and affairs of the Company, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers to the Company. Among other things, the Board of Directors approves the appointment of the investment adviser, administrator and officers, reviews and monitors the services and activities performed by the investment adviser, administrator and officers and approves the engagement, and reviews the performance of, the Company’s independent registered public accounting firm.

Under the Bylaws, the Board of Directors may designate a chairman to preside over the meetings of the Board of Directors and meetings of the stockholders and to perform such other duties as may be assigned to him by the Board of Directors. The Company does not have a fixed policy as to whether the chairman of the Board of Directors should be an independent director and believes that its flexibility to select its chairman and reorganize its leadership structure from time to time is in the best interests of the Company and its stockholders.

Since November 2016, Mr. Byrne has served as our chairman of the Board of Directors and as our Chief Executive Officer and President. Our Board of Directors believes that our chief executive officer is best situated to serve as chairman because he is the director most familiar with our business and industry and most capable of effectively identifying strategic priorities and leading the discussion and execution of the Company’s strategy. We believe the combined role of chairman and chief executive officer, together with our independent directors, is in our best interest because it provides the appropriate balance between strategic development and independent oversight of management.

The independent directors have designated a lead independent director whose duties include, among other things, chairing executive sessions of the independent directors, acting as a liaison between the independent directors and chairman of the Board of Directors and between the independent directors and officers of the Company and the investment adviser, facilitating communication among the independent directors and the Company’s counsel, reviewing and commenting on Board of Directors and committee meeting agendas and calling additional meetings of the independent directors as appropriate. The Board has designated Mr. Michelson as the lead independent director.

The Company believes that board leadership structures must be evaluated on a case-by-case basis and that its existing board leadership structure is appropriate. However, the Company continually re-examines its corporate governance policies on an ongoing basis to ensure that they continue to meet the Company’s needs.

Oversight of Risk Management

The Board of Directors has an active role in overseeing the management of risks applicable to the Company. The entire Board is actively involved in overseeing risk management for the Company through its oversight of the Company’s executive officers and the Adviser. Each committee of our Board of Directors plays a distinct role with respect to overseeing management of our risks:

•	Audit Committee: Our audit committee oversees the management of enterprise risks. To this end, our audit committee meets at least annually (i) to discuss our risk management guidelines, policies and exposures and (ii) with our independent registered public accounting firm to review our internal control environment and other risk exposures.
•	Compensation Committee: Our compensation committee oversees the management of risks relating to the fees paid to the Adviser under the investment advisory agreement. In fulfillment of this duty, the compensation committee meets at least annually to review the agreements. In addition, the compensation committee reviews the performance of the Adviser to determine whether the compensation paid was reasonable in relation to the nature and quality of services performed and whether the provisions of the Agreement were being satisfactorily performed.
•	Nominating and Corporate Governance Committee: Our nominating and corporate governance committee manages risks associated with the independence of our Board of Directors and potential conflicts of interest.

While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the committees each report to our Board of Directors on a regular basis to apprise our Board of Directors regarding the status of remediation efforts of known risks and of any new risks that may have arisen since the previous report.

The Board of Directors also performs its risk oversight function and fulfills its risk oversight responsibilities by working with the Company’s Chief Compliance Officer to monitor risk in accordance with the Company’s policies and procedures. The Chief Compliance Officer prepares a written report annually discussing the adequacy and effectiveness of the compliance policies and procedures of the Company and certain of its service providers. The Chief Compliance Officer’s report, which is reviewed by and discussed with the Board of Directors, addresses at a minimum (a) the operation of the compliance policies and procedures of the Company and certain of its service providers since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer’s annual review; and (d) any compliance matter that has occurred since the date of the last report about which the Board would reasonably need to know to oversee the Company’s compliance activities and risks. In addition, the Chief Compliance Officer reports to the Board of Directors on a quarterly basis with respect to material compliance matters and meets separately in executive session with the independent directors periodically, but in no event less than once each year.

The Company believes that the Board of Directors’ role in risk oversight is effective and appropriate given the extensive regulation to which it is already subject as a BDC. Specifically, as a BDC the Company must comply with certain regulatory requirements and restrictions that control the levels of risk in its business and operations. For example, the Company’s ability to incur indebtedness is limited such that its asset coverage must equal at least 200% immediately after each time it incurs indebtedness, the Company generally has to invest at least 70% of its total assets in “qualifying assets” and, subject to certain exceptions, the Company is subject to restrictions on its ability to engage in transactions with BSP and its affiliates. In addition, the Company has elected to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code. As a RIC, the Company must, among other things, meet certain source of income and asset diversification requirements.

The Company believes that the extent of the Board of Directors’ (and its committees’) role in risk oversight complements the Board of Directors’ leadership structure because it allows the Company’s independent directors, through the three fully independent Board committees, a lead independent director, executive sessions with each of the Company’s Chief Compliance Officer, the Company’s independent registered public accounting firm and independent valuation providers, and otherwise, to exercise oversight of risk without any conflict that might discourage critical review.

The Company believes that a board of directors’ roles in risk oversight must be evaluated on a case-by-case basis and that the Board of Directors’ existing role in risk oversight is appropriate. However, the Board of Directors re-examines the manner in which it administers its risk oversight function on an ongoing basis to ensure that it continues to meet the Company’s needs.

Audit Committee

Each member of the audit committee is independent for purposes of the 1940 Act. Our audit committee consists of Messrs. Hillman, Kramer, Michelson and Read (Chairman). The Board has determined that Messrs. Hillman, Kramer, Michelson and Read are qualified as “audit committee financial experts” as defined in Item 407(d)(5) of Regulation S-K and the rules and regulations of the SEC and is an independent director.

The audit committee, in performing its duties, monitors:

•	our financial reporting process;
•	the integrity of our financial statements;
•	compliance with legal and regulatory requirements;
•	the independence and qualifications of our independent and internal auditors, as applicable; and
•	the performance of our independent and internal auditors, as applicable.

Our audit committee held 7 meetings, including action by written consent, during the fiscal year ended December 31, 2016.

Our audit committee operates pursuant to a written charter. The charter of the audit committee is available to any stockholder who requests it c/o Business Development Corporation of America, 9 West 57th Street, 49th Floor, Suite 4920, New York, New York 10019, and is also available on the Company’s website at www.bdcofamerica.com.

The audit committee’s report on our financial statements for the fiscal year ended December 31, 2016 is discussed below under the heading “Audit Committee Report.”

Compensation Committee

Each member of the compensation committee is independent for purposes of the 1940 Act. The compensation committee operates pursuant to a written charter and conducts periodic reviews of our Investment Advisory and Management Services Agreement (the “Agreement”). The committee considers in such periodic reviews, among other things, whether the compensation of our Adviser is reasonable in relation to the nature and quality of services performed, and whether the provisions of the Agreement are being satisfactorily performed. Messrs. Hillman, Read, Rendell (Chairman) and Schaney serve as the members of our compensation committee. Our compensation committee did not hold any meetings during the fiscal year ended December 31, 2016. The charter of the compensation committee is available in print to any stockholder who requests it and is also available on the Company’s website at www.bdcofamerica.com.

Nominating and Corporate Governance Committee

Each member of the nominating and corporate governance committee is independent for purposes of the 1940 Act. The nominating and corporate governance committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the Board of Directors or a committee of the Board of Directors, developing and recommending to the Board of Directors a set of corporate governance principles and overseeing the evaluation of the Board and our management. The nominating and corporate governance committee held 2 meetings, including action by written consent, during the fiscal year ended December 31, 2016. Messrs. Kramer (Chairman), Michelson, Rendell and Schaney serve as the members of our nominating and corporate governance committee. The charter of the nominating and corporate governance committee is available in print to any stockholder who requests it and is also available on the Company’s website at www.bdcofamerica.com.

When nominating director candidates, the nominating and corporate governance committee takes into consideration such factors as it deems appropriate. These factors may include judgment, skill, diversity, experience with investment companies and other organizations of comparable purpose, complexity, size and subject to similar legal restrictions and oversight, the interplay of the candidate’s experience with the experience of other members of the Board of Directors, each candidate’s ability to devote sufficient time to the affairs of the Company, and the extent to which the candidate would be a desirable addition to the Board and any committees thereof. In addition, while the Board of Directors does not have a formal policy on diversity, it will consider issues of diversity, including diversity of gender, race and national origin, education, professional experience and differences in viewpoints and skills when filling vacancies on the Board of Directors. Other than the foregoing, there are no stated minimum criteria for director nominees. The director nominees for the Annual Meeting were approved by the members of the nominating and corporate governance committee and the entire Board of Directors.

The Board of Directors will consider candidates nominated by stockholders provided that the stockholder submitting a nomination has complied with procedures set forth in the Company’s bylaws. See “Stockholder Proposals for the 2018 Annual Meeting” for additional information regarding stockholder nominations of director candidates.

Director Independence

Our Charter and bylaws provide for a Board of Directors with no fewer than three and no more than fifteen directors, a majority of whom must be independent. Under our Charter, a director is considered independent if he or she is not an “interested person” as that term is defined under Section 2(a)(19) of the 1940 Act. Section 2(a)(19) of the 1940 Act defines an “interested person” to include, among other things, any person who has, or within the last two years had, a material business or professional relationship with the Company. The members of the Board of Directors who are not independent directors are referred to as interested directors.

Family Relationships

There are no familial relationships between any of our directors and executive officers.

Executive Sessions and Communication with the Board of Directors

The independent directors serving on our Board of Directors intend to meet in executive sessions at the conclusion of each regularly scheduled meeting of the Board of Directors, and additionally as needed, without the presence of any directors or other persons who are part of the Company’s management. These executive sessions of our Board of Directors will be presided over by Mr. Michelson, the Company’s lead independent director.

The Company’s stockholders may communicate with the Board of Directors by sending written communications addressed to such person or persons in care of Business Development Corporation of America, 9 West 57th Street, 49th Floor, Suite 4920, New York, New York 10019, Attention: Leeor P. Avigdor, Secretary. Mr. Avigdor will deliver all appropriate communications to the Board of Directors no later than the next regularly scheduled meeting of the Board of Directors. If the Board of Directors modifies this process, the revised process will be posted on the Company’s website.

COMPENSATION AND OTHER INFORMATION CONCERNING OFFICERS,
DIRECTORS AND CERTAIN STOCKHOLDERS

Compensation of Executive Officers

We currently have no employees. Our Adviser performs our day-to-day management functions. Our current executive officers, Richard J. Byrne, Corinne D. Pankovcin and Leeor P. Avigdor, are all employees of BSP and do not receive any compensation directly from the Company for the performance of their duties as executive officers of the Company. As a result, we do not have, and our Board has not considered, a compensation policy or program for our executive officers and has not included in this proxy statement a “Compensation Discussion and Analysis,” a report from our compensation committee with respect to executive compensation, a non-binding stockholder advisory vote on compensation of executives or a non-binding stockholder advisory vote on the frequency of the stockholder vote on executive compensation.

Directors and Executive Officers

The following table presents certain information as of the date of this Proxy Statement concerning each of our directors and executive officers serving in such capacity:

Name	Age	Principal Occupation and Positions Held
Richard J. Byrne(1)	55	Chairman, Chief Executive Officer and President
Corinne D. Pankovcin	50	Chief Financial Officer and Treasurer
Leeor P. Avigdor	35	Secretary
Guy F. Talarico	61	Chief Compliance Officer
Lee S. Hillman(1)	61	Independent Director
Ronald J. Kramer(1)	58	Independent Director; Nominating and Corporate Governance Committee Chair
Leslie D. Michelson(1)	66	Lead Independent Director
Randolph C. Read(1)	64	Independent Director; Audit Committee Chair
Edward G. Rendell(1)	73	Independent Director; Compensation Committee Chair
Dennis M. Schaney(1)	60	Independent Director

(1)	Please see “Business Experience of Nominees” above for biographical information about Mr. Byrne and each of the members of the Company’s Board of Directors.

Corinne D. Pankovcin

Corinne D. Pankovcin has served as Chief Financial Officer of the Company since December 2015. Prior to joining the Company, Ms. Pankovcin was the Chief Financial Officer and Treasurer of BlackRock Capital Investment Corporation (formerly, BlackRock Kelso Capital Corporation) (NASDAQ: BKCC), an externally-managed business development company, and a Managing Director of Finance at BlackRock Investment Management LLC from January 2011 until August 2015. Prior to that, Ms. Pankovcin was a senior member of Finance & Accounting of Alternative Investments and served as chief financial officer for the Emerging Markets products group at PineBridge Investments (formerly AIG Investments). From 2005 to 2011, Ms. Pankovcin was primarily responsible for the administration of the alternative asset products, including financial reporting. She managed the finance operations for the various product teams and coordinated investment valuations and investor reporting. From 2002 to 2005, Ms. Pankovcin was with Geller & Company, where she served as Director of Business Development and Process Implementations. Prior to joining Geller & Company, she served as Vice President of Finance and Accounting for Bessemer Venture Partners. Ms. Pankovcin began her career with PricewaterhouseCoopers LLP, where she ultimately held the role of Senior Manager of Business Assurance for Consumer Products, Manufacturing, and Middle Market industries from 1991 to 2001. Ms. Pankovcin earned her B.S. in Business Administration, with honors, from Dowling College and her M.B.A. from Hofstra University. She is a Certified Public Accountant.

Leeor P. Avigdor

Leeor P. Avigdor has served as Secretary of the Company since November 2016. Mr. Avigdor is also a Director with BSP focused on strategic development activities. Prior to joining BSP in 2015, Mr. Avigdor worked as a Director at Barclays in the financial institutions investment banking group, where he worked on numerous M&A and capital markets transactions for asset management and specialty finance companies, including business development companies. Prior to joining Barclays, Mr. Avigdor worked as an investment banker at UBS in the Financial Institutions Group. Prior to investment banking, Mr. Avigdor began his career at UBS in interest rate derivative sales within the fixed income division. Mr. Avigdor received a Bachelor of Science in Operations Research and Industrial Engineering from Cornell University.

Guy F. Talarico

Guy F. Talarico has served as Chief Compliance Officer of the Company since February 2016. Mr. Talarico is the founder and chief executive officer of Alaric Compliance Services LLC, a regulatory compliance consulting firm. Mr. Talarico has over 29 years of experience in the financial services industry, his background includes serving as the CCO to various registered investment advisers and registered investment companies; the management of a $45 billion asset management and services group at JP Morgan-Chase; client management of SEC-registered advisers within the Institutional Custody Division of Investors Bank & Trust Company; development of an outsourced SEC regulatory compliance program for registered advisers; and legal compliance support. Just prior to founding ALARIC Compliance Services, LLC, he was the co-CEO of EOS Compliance Services, LLC.

Compensation of Directors

The following table sets forth information regarding compensation of our directors during the fiscal year ended December 31, 2016. This table does not include Messrs. Hillman and Schaney, who currently serve on the Board of Directors, because they were not appointed to the board until February 2017.

Name	Fees Paid in Cash ($)		Total Compensation ($)
Richard J. Byrne(1)	$	___	$	___
Peter M. Budko(1)		___		___
Edward M. Weil, Jr.(1)		___		___
Ronald J. Kramer(2)		___		___
Leslie D. Michelson(3)		216,320		216,320
Randolph C. Read(3)		168,430		168,430
Edward G. Rendell(3)		163,430		163,430

(1)	Messrs. Budko and Weil, each of whom resigned from the Board of Directors in November 2016, received no compensation for serving as a director. Mr. Byrne receives no compensation for serving as a director.
(2)	Mr. Kramer was elected to the Board of Directors in October 2016. Board fees earned by Mr. Kramer during the fourth quarter of 2016 were accrued during the fourth quarter of 2016, but paid in the first quarter of 2017.
(3)	On August 4, 2016, the Board approved compensation for the Special Committee members. From the date of the Special Committee’s commencement on July 17, 2016 until the closing of a transaction relating to a change in control of the Adviser or an assignment of then-existing investment advisory agreement, Mr. Michelson, as Chairman of the Special Committee, received a monthly fee of $25,000, while the other Special Committee members, Messrs. Read and Rendell, received a monthly fee of $12,500. Mr. Michelson received $12,097 in connection with his service as Chairman of the Special Committee, while Messrs. Read and Rendell each received $6,048.

On February 11, 2016, after recommendation by the compensation committee, the Board approved a modified fee arrangement for directors. Our independent directors receive an annual fee of $90,000 plus reimbursement of any reasonable out-of-pocket expenses incurred in connection with their service on the Board. Our independent directors also receive $2,500 for each regular or special Board meeting attended in-person, $1,500 for each Board meeting attended telephonically, $1,000 for each committee meeting attended in-person that was not held on the same day as a regular board meeting, $600 for each committee meeting attended telephonically that was not held on the same day as a regular board meeting and $750 for any action reviewed and voted upon electronically via written consent. The lead independent director receives an annual fee of $10,000, and the chairman of each of the audit committee, compensation committee and the nominating and corporate governance committee receives an annual fee of $10,000. In addition, our independent directors will each receive a $250,000 award upon the occurrence of a liquidity event, which at the sole discretion of the Company would be paid (i) in cash; (ii) in fully-vested stock of the Company, to be granted pro rata over a three-year period; or (iii) any combination of the foregoing.

STOCK OWNERSHIP BY DIRECTORS, OFFICERS AND CERTAIN STOCKHOLDERS

The following table sets forth information regarding the beneficial ownership of the Company’s Common Stock as of March 15, 2017, in each case including shares of Common Stock which may be acquired by such persons within 60 days, by:

•	each person known by the Company to be the beneficial owner of more than 5% of its outstanding shares of Common Stock based solely upon the amounts and percentages contained in the public filings of such persons;
•	each of the Company’s officers and directors; and
•	all of the Company’s officers and directors as a group.

Beneficial Owner(1)	Number of Shares Beneficially Owned	Percentage(2)
Interested Directors:
Richard J. Byrne	—	—
Independent Directors:
Lee S. Hillman	—	—
Ronald J. Kramer	—	—
Leslie D. Michelson	10,167		*
Randolph C. Read	—	—
Edward G. Rendell	—	—
Dennis M. Schaney	—	—
Officers (that are not directors):
Corinne D. Pankovcin	—	—
Leeor P. Avigdor	—	—
Guy F. Talarico	—	—
All directors and executive officers as a group (9 persons)	10,167		*

*	Less than 1%.
(1)	The business address of each individual or entity listed in the table is 9 West 57th Street, 49th Floor, Suite 4920, New York, New York 10019.
(2)	Based on a total of 178,747,651 shares of common stock issued and outstanding on March 15, 2017.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The Transaction

On July 19, 2016, American Realty Capital II Advisors, LLC, the former parent of the Adviser, entered into a membership interest purchase agreement with a subsidiary of BSP, pursuant to which such subsidiary acquired all of the outstanding limited liability company interests of the Adviser (the “Transaction”). In connection with the Transaction, the Company amended the Investment Advisory Agreement, effective as of November 1, 2016, to allow the Adviser to serve as investment adviser to the Company following the closing of the Transaction.

Investment Advisory Agreement

Pursuant to the Investment Advisory Agreement and for the investment advisory and management services provided thereunder, the Company pays the Adviser a base management fee and an incentive fee.

Base Management Fee

The base management fee is calculated at an annual rate of 1.5% of the Company’s average gross assets. The base management fee is payable quarterly in arrears, and is calculated based on the average value of the Company’s gross assets at the end of the two most recently completed calendar quarters. All or any part of the base management fee not taken as to any quarter shall be deferred without interest and may be taken in such other quarter as the Adviser will determine. The base management fee for any partial month or quarter is appropriately pro-rated.

Incentive Fees

The incentive fee consists of two parts. The first part is referred to as the incentive fee on income and it is calculated and payable quarterly in arrears based on the Company’s “Pre-Incentive Fee Net Investment Income” for the immediately preceding quarter.). “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including any other fees, other than fees for providing managerial assistance, such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from portfolio companies) accrued during the calendar quarter, minus the Company’s operating expenses for the quarter (including the base management fee, expenses payable under the administration agreement and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount debt instruments with payment-in-kind interest and zero coupon securities), accrued income that the Company has not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. The payment of the incentive fee on income shall be subject to payment of a preferred return to investors each quarter, expressed as a quarterly rate of return on the value of our net assets at the end of the most recently completed calendar quarter, of 1.75% (7.00% annualized), subject to a “catch up” feature (as described below). The calculation of the incentive fee on income for each quarter is as follows:

•	No incentive fee on income shall be payable to the Adviser in any calendar quarter in which the Company’s Pre-Incentive Fee Net Investment Income does not exceed the preferred return rate of 1.75% or 7.00% annualized (the “Preferred Return”) on net assets;
•	100% of the Company’s Pre-Incentive Fee Net Investment Income, if any, that exceeds the preferred return but is less than or equal to 2.1875% in any calendar quarter (8.75% annualized) shall be payable to the Adviser. This portion of the Company’s incentive fee on income is referred to as the “catch up” and is intended to provide the Adviser with an incentive fee of 20% on all of the Company’s Pre-Incentive Fee Net Investment Income when the Company’s Pre-Incentive Fee Net Investment Income reaches 2.1875% (8.75% annualized) in any calendar quarter; and
•	For any quarter in which our Pre-Incentive Fee Net Investment Income exceeds 2.1875% (8.75% annualized), the incentive fee on income shall equal 20% of the amount of the Company’s Pre-Incentive Fee Net Investment Income, as the Preferred Return and catch-up will have been achieved.

The second part of the incentive fee, referred to as the “incentive fee on capital gains during operations,” shall be an incentive fee on capital gains earned on liquidated investments from the portfolio during operations prior to the Company’s liquidation and shall be determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, if earlier). This fee shall equal 20.0% of the Company’s incentive fee capital gains, which shall equal the Company’s realized capital gains on a cumulative basis from inception, calculated as of the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees.

Administration Agreement

In connection with the closing of the Transaction, the Company terminated its administration agreement with a subsidiary of AR Global Investments, LLC and entered into a new administration agreement with BSP on November 1, 2016 (the “Administration Agreement”). In connection with the Administration Agreement, BSP will provide us with office facilities and administrative services including, among other things, equipment, clerical, bookkeeping and record keeping services.

Co-Investment Relief

The 1940 Act generally prohibits BDCs from making certain negotiated co-investments with affiliates absent an order from the SEC permitting the BDC to do so. Unless otherwise provided in the allocation policy, if an investment opportunity is appropriate for both the Company and other investment funds and the investment opportunity requires more than the price to be negotiated, the investment opportunity will be made available to the other investment fund or the Company on an alternating basis based on the date of closing of each such investment opportunity and each fund’s available capital. As a result, the Adviser and/or its affiliates may face conflicts in allocating investment opportunities between the Company and such other entities.

Although the Adviser and its affiliates will endeavor to allocate investment opportunities in a fair and equitable manner and consistent with applicable allocation procedures, it is possible that, in the future, the Company may not be given the opportunity to participate in investments made by investment funds managed by the Adviser or its affiliates.

The SEC staff has granted the Company relief sought in an exemptive application that expands its ability to co-invest in portfolio companies with other funds managed by the Adviser or its affiliates (“Affiliated Funds”) in a manner consistent with its investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors, subject to compliance with certain conditions (the “Order”). Pursuant to the Order, the Company is permitted to co-invest with its affiliates if a “required majority” (as defined in Section 57(o) of the 1940 Act) or its independent directors make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transactions, including the consideration to be paid, are reasonable and fair to the Company and our stockholders and do not involve overreaching by the Company or our stockholders on the part of any person concerned, and (2) the transaction is consistent with the interests of the Company’s stockholders and is consistent with the Company’s investment objective and strategies.

Transactions with Affiliates

In connection with the closing of the Transaction, an affiliate of BSP purchased $10.0 million of the Company’s common stock based on its net asset value per share in a private placement in reliance on Section 4(a)(2) of the Securities Act of 1933. On November 7, 2016, the Company issued approximately 1.2 million shares of its common stock to the BSP affiliate.

PROPOSAL NO. 2: TO AUTHORIZE THE COMPANY TO SELL OR OTHERWISE ISSUE UP TO 25% OF THE COMPANY’S OUTSTANDING COMMON STOCK AT A PRICE BELOW THE COMPANY’S THEN CURRENT NAV PER SHARE

The Company is a closed-end investment company that has elected to be regulated as a BDC under the 1940 Act. The 1940 Act prohibits the Company from selling shares of its common stock at a price below the current NAV of such stock, with certain exceptions. One such exception would permit the Company to sell or otherwise issue shares of its common stock during the next year at a price below the Company’s then current NAV if its stockholders approve such a sale and the Company’s directors make certain determinations. A majority of our independent directors who have no financial interest in the sale would be required to make a determination as to whether such sale would be in the best interests of the Company and its stockholders prior to selling shares of our common stock at a price below NAV per share if our stockholders were to approve such a proposal.

Pursuant to this provision, the Company is seeking the approval of its stockholders so that it may, in one or more public or private offerings of its common stock, sell shares of its common stock in an amount not to exceed 25% of its then outstanding common stock immediately prior to each such sale at a price below its then current NAV, subject to certain conditions discussed below. If approved, the authorization would be effective for a period expiring on the earlier of the one year anniversary of the date of the Company’s 2017 Annual Meeting of Stockholders and the date of the Company’s 2018 Annual Meeting of Stockholders, which is expected to be held in May 2018.

Background and Reasons

Although we have been able to access the capital necessary to finance our investment activities, during periods of disruption, uncertainty and volatility in the capital markets, capital may not be available to us on favorable terms, or at all. BDCs like the Company must comply with the asset coverage requirements mandated by the 1940 Act in order to incur debt or issue senior securities, which requires the Company to finance its investments with at least as much equity as debt and senior securities in the aggregate. Furthermore, the Company’s debt facilities require that it maintain a debt to equity ratio of not greater than approximately 1:1. Because BDCs must determine the fair value of the assets in their portfolio quarterly, an unfavorable shift in market dynamics or the existence of underperforming assets may lower that determination of fair value and therefore proportionately increase the value of balance sheet debt compared to assets. Exceeding the approximate 1:1 debt to equity ratio could have severe negative consequences for a BDC, including the inability to pay dividends, breach of debt covenants and failure to qualify for tax treatment as a RIC. BDCs like the Company must be able to access equity capital in order to build the Company’s investment portfolio thereby increasing the value of net assets in order to realign its debt to equity ratio and avoid any negative consequences.

As a result, BDCs like the Company seek to obtain approval to issue shares of common stock at a price below the current NAV in order to maintain consistent access to capital. Stockholder approval of this proposal will provide the Company with the flexibility to make investments in accordance with the Company’s investment objective. In addition, we believe this proposal will provide flexibility to potentially attract institutional investors and enhance the Company’s plans regarding a future favorable liquidity event.

As of December 31, 2016, the Company had $812.1 million in borrowings outstanding on its credit facilities and $98.4 million outstanding on its unsecured notes. The Company has met its asset coverage and RIC distribution requirements. Any sale or other issuance of shares of the Company’s common stock at a price below NAV will result in an immediate dilution to your interest in the Company’s common stock and a reduction of our NAV per share. This dilution would occur as a result of a proportionately greater decrease in a stockholder’s interest in the Company’s earnings and assets and voting interest in the Company than the increase in its assets resulting from such issuance. See “Key Stockholder Considerations” below.

There is no maximum discount on the amount of dilution of NAV that may be incurred in connection with this proposal. As a result, the amount of dilution of NAV that may be incurred could be substantial. See “Examples of Dilutive Effect of the Issuance of Shares Below NAV” in this Proposal 2. The Board will consider the potential dilutive effect of issuing shares at a price below NAV when considering whether to authorize any such issuance.

The Board believes it is in the best interests of stockholders to allow the Company flexibility to issue its common stock at a price below NAV in certain instances. The Company’s ability to grow over time and to continue to pay dividends to stockholders could be adversely affected if the Company were unable to access the capital markets as attractive investment opportunities arise. Inability to access the capital markets could also have the effect of forcing the Company to sell assets that the Company would not otherwise sell and at disadvantageous times.

While the Company has never completed an offering of its common stock at a price per share below NAV, and the Company has no immediate plans to sell any shares of its common stock at a price below NAV, it is seeking stockholder approval now in order to provide flexibility for future sales, which typically must be undertaken quickly. The final terms of any such sale will be determined by the Board at the time of sale. Also, because the Company has no immediate plans to sell any shares of its common stock at a price below NAV, it is impracticable to describe the transaction or transactions in which shares of common stock would be sold. Instead, any transaction where the Company sells shares of common stock, including the nature and amount of consideration that would be received by the Company at the time of sale and the use of any such consideration, will be reviewed and approved by the Board at the time of sale. If this proposal is approved, no further authorization from the stockholders will be solicited prior to any such sale in accordance with the terms of this proposal.

Conditions to Sales Below NAV

The Company will only sell or otherwise issue shares of its common stock at a price below NAV per share if the following conditions are met:

•	the holders of a majority of the Company’s outstanding voting securities, and the holders of a majority of the Company’s outstanding voting securities that are not affiliated persons of the Company, approved the Company’s policy and practice of making such sales of securities at the last annual meeting of stockholders within one year immediately prior to any such sale;
•	a majority of the Company’s directors who have no financial interest in the sale and a majority of such directors who are not interested persons of the Company have determined that any such sale would be in the best interests of the Company and its stockholders; and
•	a majority of the Company’s directors who have no financial interest in the sale and a majority of such directors who are not interested persons of the Company, in consultation with the underwriter or underwriters of the offering if it is to be underwritten, have determined in good faith, and as of a time immediately prior to the first solicitation by or on behalf of the Company of firm commitments to purchase such securities or immediately prior to the issuance of such securities, that the price at which such securities are to be sold is not less than a price which closely approximates the market value of those securities, less any distributing commission or discount.

Finally, in determining whether or not to sell additional shares of the Company’s common stock at a price below the NAV per share, the Board of Directors has a duty to act in the best interests of the Company and its stockholders.

Key Stockholder Considerations

Before voting on this proposal or giving proxies with regard to this matter, common stockholders should consider the dilutive effect of the issuance of shares of the Company’s common stock at less than NAV per share on the NAV per outstanding share of common stock. Any sale of common stock at a price below NAV would result in an immediate dilution to existing common stockholders. Since under this proposal shares of the Company’s common stock or securities otherwise issued could be issued at a price that is substantially below the NAV per share, the dilution could be substantial. This dilution would include reduction in the NAV per share as a result of the issuance of shares at a price below the NAV per share and a proportionately greater decrease in a stockholder’s interest in the earnings and assets of the Company and voting interest in the Company than the increase in the assets of the Company resulting from such issuance. If this Proposal No. 2 is approved, the Board of Directors of the Company may, consistent with its fiduciary duties, approve the sale or otherwise issue shares of the Company’s common stock at any discount to its then current NAV per share; however, the Board of Directors will consider the potential dilutive effect of the issuance of shares at a price below the NAV per share when considering whether to authorize any such issuance and will act in the best interests of the Company and its stockholders in doing so.

The 1940 Act establishes a connection between common share sale price and NAV because, when shares of common stock or other specific securities are sold at a sale price below NAV per share, the resulting increase in the number of outstanding shares is not accompanied by a proportionate increase in the net assets of the issuer. Further, if current stockholders of the Company do not purchase any shares to maintain their percentage interest, regardless of whether such offering is above or below the then current NAV, their voting power will be diluted. For an illustration of the potential dilutive effect of an offering of our common stock at a price below NAV, please see the table below under the heading “Examples of Dilutive Effect of the Issuance of Shares Below NAV.”

It should be noted that the cumulative number of shares sold below NAV pursuant to this approval is limited to 25% of the Company’s then outstanding common stock immediately prior to each such sale. While we aggregate all sales sold below NAV throughout the year for purposes of this limit, the maximum is based on the percentage of outstanding common shares at the time of each offering and if we issue additional shares throughout the year, we would be able to issue more shares below NAV before reaching the 25% limit. Furthermore, there would be no limit on the discount to NAV at which shares could be sold.

Examples of Dilutive Effect of the Issuance of Shares Below NAV

The following table illustrates the level of NAV dilution that would be experienced by a nonparticipating stockholder in five different hypothetical offerings of different sizes and levels of discount from NAV per share. Actual sales prices and discounts may differ from the presentation below.

The examples assume that Company XYZ has 1,000,000 common shares outstanding, $15,000,000 in total assets and $5,000,000 in total liabilities. The current NAV and net asset value per share are thus $10,000,000 and $10.00. The table illustrates the dilutive effect on nonparticipating Stockholder A of (1) an offering of 50,000 shares (5% of the outstanding shares) at $9.50 per share after offering expenses and commission (a 5% discount from NAV), (2) an offering of 100,000 shares (10% of the outstanding shares) at $9.00 per share after offering expenses and commissions (a 10% discount from NAV), (3) an offering of 200,000 shares (20% of the outstanding shares) at $8.00 per share after offering expenses and commissions (a 20% discount from NAV), (4) an offering of 250,000 shares (25% of the outstanding shares) at $7.50 per share after offering expenses and commissions (a 25% discount from NAV) and (5) an offering of 250,000 shares (25% of the outstanding shares) with proceeds to the Company at $0.00 per share after offering expenses and commissions (a 100% discount from Net asset value). Under this proposal, there is no limit on the discount at which the Company may sell its shares.

Dilutive Effect of the Issuance of Shares by Company XYZ Below Net Asset Value

		Example 1 5% Offering At 5% Discount		Example 2 10% Offering At 10% Discount		Example 3 20% Offering At 20% Discount		Example 4 25% Offering At 25% Discount		Example 5 25% Offering At 100% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public	—	$10.00	—	$9.47	—	$8.42	—	$7.89	—	$—	—
Net Proceeds per Share to Issuer	—	$9.50	—	$9.00	—	$8.00	—	$7.50	—	$—	—
Decrease to NAV
Total Shares Outstanding	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,200,000	20.00%	1,250,000	25.00%	1,250,000	25.00%
NAV per Share	$10.00	$9.98	(0.24)%	$9.91	(0.91)%	$9.67	(3.33)%	$9.50	(5.00)%	$8.00	(20.00)%
Dilution to Stockholder
Shares Held by Stockholder A	10,000	10,000	—	10,000	—	10,000	—	10,000	—	10,000	—
Percentage Held by Stockholder A	1.0%	0.95%	(4.76)%	0.91%	(9.09)%	0.83%	(16.67)%	0.80%	(20.00)%	0.80%	(20.00)%
Total Asset Values
Total NAV Held by Stockholder A	$100,000	$99,762	(0.24)%	$99,091	(0.91)%	$96,667	(3.33)%	$95,000	(5.00)%	$80,000	(20.00)%
Total Investment by Stockholder A (Assumed to be $10.00 per Share)	$100,000	$100,000	—	$100,000	—	$100,000	—	$100,000	—	$100,000	—
Total Dilution to Stockholder A (Total NAV Less Total Investment)	—	$(238)	—	$(909)	—	$(3,333)	—	$(5,000)	—	$(20,000)	—
Per Share Amounts
NAV per Share Held by Stockholder A	—	$9.98	—	$9.91	—	$9.67	—	$9.50	—	$8.00	—
Investment per Share Held by Stockholder A (Assumed to be $10.00 per Share on Shares Held Prior to Sale)	$10.00	$10.00	—	$10.00	—	$10.00	—	$10.00	—	$10.00	—
Dilution per Share Held by Stockholder A (NAV per Share Less Investment per Share)	—	$(0.02)	—	$(0.09)	—	$(0.33)	—	$(0.50)	—	$(2.00)	—
Percentage Dilution to Stockholder A (Dilution per Share Divided by Investment per Share)	—	—	(0.24)%	—	(0.91)%	—	(3.33)%	—	(5.00)%	—	(20.00)%

Required Vote

Approval of this proposal requires the affirmative vote of (1) a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting; and (2) a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting that are not held by affiliated persons of the Company, which includes directors, officers, employees, and 5% stockholders.

For purposes of this proposal, the 1940 Act defines “a majority of the outstanding shares” as: (1) 67% or more of the voting securities present at the Annual Meeting if the holders of more than 50% of the outstanding voting securities of the Company are present or represented by proxy; or (2) 50% of the outstanding voting securities of the Company, whichever is less. Abstentions and broker non-votes will have the effect of a vote against this proposal.

The Board of Directors recommends a vote “FOR” the proposal to authorize the Company, pursuant to approval of the Board of Directors of the Company, to sell or otherwise issue shares of its common stock during the next year at a price below the Company’s then current net asset value per share, subject to certain conditions as set forth in this proxy statement (including that the cumulative number of shares sold pursuant to such authority does not exceed 25% of its then outstanding common stock immediately prior to each such sale).

PROPOSAL NO. 3: APPROVAL OF CHARTER AMENDMENT PROPOSAL 1

Background

On March 1, 2016, the Board considered certain proposed amendments to the Charter. Since the Company is no longer conducting a 50-state offering and does not intend to do so in the future prior to listing its shares on a national securities exchange (a “Listing”), it is no longer required to have certain charter provisions set forth in the Omnibus Guidelines published by NASAA. Management is recommending that the Company further amend the Charter to remove the remaining NASAA provisions. The primary purpose of doing so is to prepare the Company for a Listing by updating the Charter so that it is consistent with the charters of other business development companies (“BDCs”) whose securities are listed and traded on national securities exchanges (“Listed BDCs”). In addition, the Charter changes will provide the Board and Company greater flexibility in managing its affairs prior to a Listing. In light of the foregoing, the Company is proposing to amend and restate the Charter, including Section 4.1 of the Charter as described below, in order to conform more closely certain provisions of the Charter to provisions in the charters of most other Listed BDCs. The proposed amendments to the Charter make certain other changes that the Board believes are appropriate for a Listed BDC.

The affirmative vote by the holders of the majority of our outstanding shares of common stock entitled to be cast is necessary for approval of Charter Amendment Proposal 1.

Principal Change

The following discussion summarizes the principal change the Company is asking its stockholders to approve in connection with Charter Amendment Proposal 1. This summary description is qualified in its entirety by the complete text of the proposed Third Articles of Amendment and Restatement, a copy of which is attached hereto as Exhibit A to this proxy statement (the “Third Articles”). The Third Articles attached hereto as Exhibit A are marked to show the changes made to the current Charter and reflect the modifications proposed to be made by Charter Amendment Proposal 1 through Charter Amendment Proposal 8 (each as more fully described below). If approved by stockholders at the Annual Meeting, the amendments reflected in the Third Articles and described in Charter Amendment Proposal 1 through Charter Amendment Proposal 8 will be effected by the Company’s filing of the Third Articles with the State Department of Assessment and Taxation of the State of Maryland (the “SDAT”), and will become effective upon filing and acceptance for record by the SDAT.

Classified Board of Directors

The Charter currently provides that the Company’s directors shall hold office for one-year terms, until the Company’s next annual meeting of stockholders. If Charter Amendment Proposal 1 is approved, the Company would implement a “staggered board.” Accordingly, the Third Articles provide that the Board shall be classified into three classes: one class to hold office initially for a term expiring at the next succeeding Annual Meeting of stockholders; a second class to hold office for a term expiring at the second succeeding Annual Meeting of stockholders; and a third class to hold office initially for a term expiring at the third succeeding Annual Meeting of stockholders. After such initial terms, the elected directors will hold office for three-year terms, with one class’s term expiring each year.

In publicly held companies, staggered boards have the effect of making hostile takeover attempts more difficult. When a board is staggered, hostile bidders must win more than one proxy contest at successive shareholder meetings in order to exercise control of the target company. Particularly in combination with a shareholder rights plan, also known as a “poison pill”, a staggered board that cannot be dismantled or evaded is one of the most potent takeover defenses available to U.S. companies. Institutional shareholders are increasingly calling for an end to staggered boards of directors (also called “declassifying” the boards) because staggered boards, along with other anti-takeover provisions, could have the effect of depriving the owners of shares in such companies of opportunities to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the company in a tender offer or similar transaction.

The Board believes that a staggered board would provide important benefits to the Company and its stockholders. A staggered board will help to ensure the continuity and stability of the Company’s business strategies and management of the Company’s business because a majority of the Board at any given time will have prior experience as directors of the Company. Further, a classified board structure is designed to prevent sudden disruptive changes to the composition of the Board and enhance long-term planning. Three-year terms provide the Company’s directors an appropriate amount of time to develop a deeper and more thorough understanding of the Company’s business, competitive environment and strategic goals. Experienced directors are better positioned to provide effective oversight and advice consistent with the best interests of the stockholders. As a listed company, a declassified board could result in higher turnover of the Company’s directors and have an adverse impact on the effectiveness of the Board. Furthermore, given the current corporate governance climate in which many qualified directors are declining to serve on public company boards, the Company could be placed at a competitive disadvantage in recruiting qualified director candidates if such candidates are concerned that their service could potentially be cut short after only one year.

The implementation of a staggered board could be perceived negatively by the market and result in the Company’s stock performing less well when compared to peers that do not have a staggered board, which may negatively impact a shareholder who desires to sell the Company’s shares if a potential Listing occurs. However, the Board considered the prevalence of the staggered boards in its expected peer group of Listed BDCs and noted that the majority of Listed BDCs have such structures.

In addition, electing a director to a three-year term enhances the independence of a non-employee director by providing him or her with a longer term of office. This longer term provides enhanced independence from management and from special interest groups that may have an agenda contrary to the long-term interests of the Company’s stockholders generally. The Company believes that three-year terms of Board members will encourage them to take on long-term initiatives for the substantial benefit of the Company’s stockholders.

Summary of Specific Change

Listed below, in summary form, is the specific change that will be made to the current Charter pursuant to Charter Amendment Proposal 1 if Charter Amendment Proposal 1 is approved by stockholders at the Annual Meeting. The below summary does not identify certain immaterial changes to the Charter or changes that are described as part of Charter Amendment Proposal 2 through Charter Amendment Proposal 8. Please see the marked version of the Charter attached hereto as Exhibit A, which reflects all the proposed changes to the Charter.

•	Revisions to Section 4.1 to provide for a staggered Board.
•	Revisions to Section 4.1 to provide that, unless the bylaws of the Company provide otherwise, a plurality of all the votes cast at a meeting at which a quorum is present is sufficient to elect a director, subject to applicable requirements of the 1940 Act and except as may be provided by the board of directors in setting the terms of any class or series of preferred stock.

Vote Required

Charter Amendment Proposal 1 requires the approval of the majority of our outstanding shares of common stock. You may vote for or against or abstain on Charter Amendment Proposal 1. Abstentions and broker non-votes will have the same effect as votes against Charter Amendment Proposal 1. Proxies received will be voted “FOR” the approval of Charter Amendment Proposal 1 unless stockholders designate otherwise.

Appraisal Rights

Under Maryland law and the Charter, you will not be entitled to rights of appraisal with respect to Charter Amendment Proposal 1. Accordingly, to the extent that you object to Charter Amendment Proposal 1, you will not have the right to have a court judicially determine (and you will not receive) the fair value for your shares under the provisions of Maryland law governing appraisal rights.

The Board of Directors recommends a vote “FOR” Charter Amendment Proposal 1.

PROPOSAL NO. 4: APPROVAL OF CHARTER AMENDMENT PROPOSAL 2

Background

As discussed above, since the Company is no longer conducting a 50-state offering and does not intend to do so in the future prior to a Listing, it is no longer required to have certain NASAA provisions in its Charter. Management is recommending that the Company further amend the Charter to remove the remaining NASAA provisions. The primary purpose of doing so is to prepare the Company for a Listing by updating the Charter so that it is consistent with the charters of other Listed BDCs. In addition, the Charter changes will provide the Board and Company greater flexibility in managing its affairs prior to a Listing. The proposed amendments to the Charter would remove the NASAA-mandated limitations because they impose an unnecessary administrative burden on the Company and could put the Company at a competitive disadvantage relative to Listed BDCs whose charters do not contain these restrictions.

The affirmative vote by the holders of a majority of our outstanding shares of common stock entitled to be cast is necessary for approval of Charter Amendment Proposal 2.

Principal Changes

The following discussion summarizes the principal changes the Company is asking its stockholders to approve in connection with Charter Amendment Proposal 2. This summary description is qualified in its entirety by the complete text of the Third Articles, a copy of which is attached hereto as Exhibit A to this proxy statement. If approved by stockholders at the Annual Meeting, the amendments described in Charter Amendment Proposal 2 and reflected in the Third Articles will be effected by the Company’s filing of the Third Articles with the SDAT, and will become effective upon filing and acceptance for record by the SDAT.

A copy of the proposed Third Articles is attached hereto as Exhibit A to this proxy statement and is marked to show the changes made to the current Charter. The Third Articles reflect the modifications proposed to be made by Charter Amendment Proposal 1 through Charter Amendment Proposal 8.

Provisions Regarding Certain Affiliated Transactions

The Charter contains numerous provisions that limit the Company’s ability to engage in specific transactions with the Adviser and its affiliates. Such provisions are required by the NASAA Guidelines. In general, these provisions require that such transactions (which are referred to herein as “affiliated transactions”) be approved by a majority of the Company’s directors (including a majority of its independent directors). These provisions address a number of transactions including joint ventures, sales and leases to and from the Company, loans to and from the Company, as well as general restrictions on affiliated transactions with BDCA Adviser and its affiliates. The Third Articles remove these limitations.

Maryland law and the 1940 Act contain restrictions on the Company’s ability to engage in related-party transactions. Under Maryland law, a transaction with any of the Company’s directors or any other entity in which any of its directors is a director or has a material financial interest is not voidable solely because of the interest so long as the transaction is approved by a majority of the Company’s independent directors of the transaction is fair and reasonable to the Company. Further, under the 1940 Act, the Company is prohibited from participating in certain transactions with certain of its affiliates without the prior approval of the majority of the independent directors, and in some cases, the SEC. Therefore, charters of Listed BDCs do not typically contain provisions of that nature that address affiliated transactions. However, there are risks to this change, as the proposed removal of these provisions increases the risk that the Company may pursue affiliated transactions such as those described above, which, if such investments perform poorly, could adversely affect the Company’s results of operations and the value of your investment in it. However, the Board does not believe that the removal of these limitations related to BDCA Adviser and its affiliates will have an adverse effect on the Company because of the protections otherwise afforded by applicable law.

Conforming Changes and Other Ministerial Modifications

The Third Articles reflect a number of changes and other modifications of a ministerial nature that are necessary in light of the other changes being proposed in Charter Amendment Proposal 2. These changes and modifications include, among other things, deletion and revision of definitions, references and cross-references and other provisions which are no longer applicable to the Company or which need to be updated, and the necessary re-numbering and lettering of remaining provisions.

In particular, Section 6.3 of the Charter provides that certain other provisions of the Charter shall not apply and shall be of no force and effect if the Company’s shares of common stock are qualified as “covered securities” as defined by Section 18 of the Securities Act of 1933, as amended, including Section 5.5, Section 5.6, Section 5.8, Section 6.2, Article VII, Article VIII, Article IX, Article XI, Article XII and Article XIII. Because the Company is no longer conducting a 50-state offering and, as a result, is no longer required to have NASAA Guidelines provisions in its Charter, these provisions, including Section 6.3, will be deleted.

Summary of Specific Changes

Listed below, in summary form, are the specific changes that will be made to the current Charter pursuant to Charter Amendment Proposal 2 if Charter Amendment Proposal 2 is approved by stockholders at the Annual Meeting. The below summary does not identify certain immaterial changes to the Charter or changes that are described as part of Charter Amendment Proposal 1, or Charter Amendment Proposal 3 through Charter Amendment Proposal 8. Please see the marked version of the Charter attached hereto as Exhibit A, which reflects all the proposed changes to the Charter.

•	Revision of Section 4.2 to delete the cross reference to former Section 11.1.
•	Deletion of Section 4.4 to remove quorum requirements from the Charter.
•	Deletion of Sections 5.5, 5.6, 5.8 and 6.3 because the Company is no longer conducting a 50-state offering and, as a result, is no longer required to have these NASAA Guidelines provisions in its Charter.
•	Deletion of Articles VII, VIII, IX, X, XI, XII and XIII because the Company is no longer conducting a 50-state offering and, as a result, is no longer required to have these NASAA Guidelines provisions in its Charter.

Vote Required

Charter Amendment Proposal 2 requires the approval of the majority of our outstanding shares of common stock entitled to be cast. You may vote for or against or abstain on Charter Amendment Proposal 2. Abstentions and broker non-votes will have the same effect as votes against Charter Amendment Proposal 2. Proxies received will be voted “FOR” the approval of Charter Amendment Proposal 2 unless stockholders designate otherwise.

Appraisal Rights

Under Maryland law and the Charter, you will not be entitled to rights of appraisal with respect to Charter Amendment Proposal 2. Accordingly, to the extent that you object to Charter Amendment Proposal 2, you will not have the right to have a court judicially determine (and you will not receive) the fair value for your shares under the provisions of Maryland law governing appraisal rights.

The Board of Directors recommends a vote “FOR” Charter Amendment Proposal 2.

PROPOSAL NO. 5: APPROVAL OF CHARTER AMENDMENT PROPOSAL 3

Background

As discussed further above, since the Company is no longer conducting a 50-state offering and does not intend to do so in the future prior to a Listing, the Company is proposing to amend and restate the Charter in order to conform it more closely to the charters of most other Listed BDCs. In addition to amending and restating the Company’s existing Charter in order to reflect the changes described in Charter Amendment Proposal 1, Charter Amendment Proposal 2 and Charter Amendment Proposal 4 through Charter Amendment Proposal 8, the Company is proposing to further amend and restate the Charter in order to amend Section 4.8 in the current Charter (Section 4.7 in the Third Articles) to conform more closely the Charter to the charters of most other Listed BDCs.

The affirmative vote by the holders of the majority of our outstanding shares of common stock entitled to be cast is necessary for approval of Charter Amendment Proposal 3.

Principal Change

The following discussion summarizes the principal change the Company is asking its stockholders to approve in connection with Charter Amendment Proposal 3. This summary description is qualified in its entirety by the complete text of the Third Articles, a copy of which is attached hereto as Exhibit A to this proxy statement. If approved by stockholders at the Annual Meeting, the amendment described in Charter Amendment Proposal 3 and reflected in the Third Articles will be effected by the Company’s filing of the Third Articles with the SDAT, and will become effective upon filing and acceptance for record by the SDAT.

A copy of the proposed Third Articles is attached hereto as Exhibit A to this proxy statement and is marked to show the changes made to the current Charter. The Third Articles reflect the modifications proposed to be made by Charter Amendment Proposal 1 through Charter Amendment Proposal 8.

Removal of Directors

Maryland law provides that stockholders of a corporation may remove any director, with or without cause, by the affirmative vote of a majority of all the votes entitled to be cast for the election of directors, except, among other things, as otherwise provided in the charter. The Company proposes to revise Section 4.8 in the current Charter (Section 4.7 in the Third Articles) so that directors may be removed only for “cause” and only by the affirmative vote of at least two-thirds of the votes entitled to be cast generally in the election of directors.

In connection with a future listing and the related increased risk of hostile takeover attempts, the Board believes that the adoption of these antitakeover provisions may discourage others from trying to (i) acquire control of the Company, which may reduce your ability to liquidate your investment in the Company or to receive a control premium for your shares, or (ii) change the composition of the Board, which may make it more difficult to influence the Company’s management, which could result in policies, actions or Board composition that are not as favorable to stockholders as they otherwise would be.

Summary of Specific Change

Listed below, in summary form, is the specific change that will be made to the current Charter pursuant to Charter Amendment Proposal 3 if Charter Amendment Proposal 3 is approved by stockholders at the Annual Meeting. The below summary does not identify certain immaterial changes to the Charter or changes that are described as part of Charter Amendment Proposal 1, Charter Amendment Proposal 2, or Charter Amendment Proposal 4 through Charter Amendment Proposal 8. Please see the marked version of the Charter attached hereto as Exhibit A, which reflects all the proposed changes to the Charter.

•	Revision of Section 4.8 in the current Charter (Section 4.7 in the Third Articles) regarding procedures for director removal.

Vote Required

Charter Amendment Proposal 3 requires the approval of the majority of our outstanding shares of common stock entitled to be cast. You may vote for or against or abstain on Charter Amendment Proposal 3. Abstentions and broker non-votes will have the same effect as votes against Charter Amendment Proposal 3. Proxies received will be voted “FOR” the approval of Charter Amendment Proposal 3 unless stockholders designate otherwise.

Appraisal Rights

Under Maryland law and the Charter, you will not be entitled to rights of appraisal with respect to Charter Amendment Proposal 3. Accordingly, to the extent that you object to Charter Amendment Proposal 3, you will not have the right to have a court judicially determine (and you will not receive) the fair value for your shares under the provisions of Maryland law governing appraisal rights.

The Board of Directors recommends a vote “FOR” Charter Amendment Proposal 3.

PROPOSAL NO. 6: APPROVAL OF CHARTER AMENDMENT PROPOSAL 4

Background

As discussed further above, since the Company is no longer conducting a 50-state offering and does not intend to do so in the future prior to a Listing, the Company is proposing to amend and restate the Charter in order to conform it more closely to the charters of most other Listed BDCs. In addition to amending and restating the Company’s existing Charter in order to reflect the changes described in Charter Amendment Proposal 1 through Charter Amendment Proposal 3 and Charter Amendment Proposal 5 through Charter Amendment Proposal 8, the Company is proposing to further amend and restate the Charter in order to include a new Section 5.5 in the Third Articles to conform more closely the Charter to the charters of most other Listed BDCs.

The affirmative vote by the holders of the majority of our outstanding shares of common stock entitled to be cast as of the Record Date is necessary for approval of Charter Amendment Proposal 4.

Principal Change

The following discussion summarizes the principal change the Company is asking its stockholders to approve in connection with Charter Amendment Proposal 4. This summary description is qualified in its entirety by the complete text of the Third Articles, a copy of which is attached hereto as Exhibit A to this proxy statement. If approved by stockholders at the Annual Meeting, the amendments described in Charter Amendment Proposal 4 and reflected in the Third Articles will be effected by the Company’s filing of the Third Articles with the SDAT, and will become effective upon filing and acceptance for record by the SDAT.

A copy of the proposed Third Articles is attached hereto as Exhibit A to this proxy statement and is marked to show the changes made to the current Charter. The Third Articles reflect the modifications proposed to be made by Charter Amendment Proposal 1 through Charter Amendment Proposal 8.

Provision Regarding Stockholder Inspection of Books and Records

The Third Articles provide that the Company may limit a stockholder’s right to inspect the books and records of the Company if the Board determines that such stockholder has an improper purpose for requesting such inspection. The Company believes this change will conform the Charter more closely to the charters of other Listed BDCs. The Company also believes that the change will increase the Company’s ability to protect the privacy of its stockholders. The Company believes the change also enhances its anti-takeover defenses by making it more difficult for a potential acquirer to acquire shares or to contact stockholders for the purpose of trying to influence the Company’s management. Although the Company believes the change is in the best interest of the Company, the proposed change to the Charter may discourage others from trying to acquire control of the Company, which may reduce your ability to liquidate your investment in the Company or to receive a control premium for your shares. The proposed change may also make it more difficult for stockholders to communicate with each other to influence the Company’s management, which could result in policies, actions or Board composition that are not as favorable to you as they otherwise would be.

Summary of Specific Change

Listed below, in summary form, is the specific change that will be made to the current Charter pursuant to Charter Amendment Proposal 4 if Charter Amendment Proposal 4 is approved by stockholders at the Annual Meeting. The below summary does not identify certain immaterial changes to the Charter or changes that are described as part of Charter Amendment Proposal 1 through Charter Amendment Proposal 3, or Charter Amendment Proposal 5 through Charter Amendment Proposal 8. Please see the marked version of the Charter attached hereto as Exhibit A, which reflects all the proposed changes to the Charter.

•	Addition of a new Section 5.5 clarifying the Board’s ability to limit a stockholder’s inspection of the Company’s books and records upon an improper purpose.

Vote Required

Charter Amendment Proposal 4 requires the approval of the majority of our outstanding shares of common stock entitled to be cast. You may vote for or against or abstain on Charter Amendment Proposal 4. Abstentions and broker non-votes will have the same effect as votes against Charter Amendment Proposal 4. Proxies received will be voted “FOR” the approval of Charter Amendment Proposal 4 unless stockholders designate otherwise.

Appraisal Rights

Under Maryland law and the Charter, you will not be entitled to rights of appraisal with respect to Charter Amendment Proposal 4. Accordingly, to the extent that you object to Charter Amendment Proposal 4, you will not have the right to have a court judicially determine (and you will not receive) the fair value for your shares under the provisions of Maryland law governing appraisal rights.

The Board of Directors recommends a vote “FOR” Charter Amendment Proposal 4.

PROPOSAL NO. 7: APPROVAL OF CHARTER AMENDMENT PROPOSAL 5

Background

As discussed further above, since the Company is no longer conducting a 50-state offering and does not intend to do so in the future prior to a Listing, the Company is proposing to amend and restate the Charter in order to conform it more closely to the charters of most other Listed BDCs. In addition to amending and restating the Company’s existing Charter in order to reflect the changes described in Charter Amendment Proposal 1 through Charter Amendment Proposal 4, and Charter Amendment Proposal 6 through Charter Amendment Proposal 8, the Company is proposing to further amend and restate the Charter in order to include a new Article VII in the Third Articles to conform more closely the Charter to the charters of most other Listed BDCs. As noted earlier, Article VII will not apply and will be of no force and effect upon the Company’s shares of common stock qualifying as “covered securities” under Section 18 of the Securities Act of 1933, as amended.

The affirmative vote by the holders of the majority of our outstanding shares of common stock entitled to be cast as of the Record Date is necessary for approval of Charter Amendment Proposal 5.

Principal Change

The following discussion summarizes the principal change the Company is asking its stockholders to approve in connection with Charter Amendment Proposal 5. This summary description is qualified in its entirety by the complete text of the Third Articles, a copy of which is attached hereto as Exhibit A to this proxy statement. If approved by stockholders at the Annual Meeting, the amendment described in Charter Amendment Proposal 5 and reflected in the Third Articles will be effected by the Company’s filing of the Third Articles with the SDAT, and will become effective upon filing and acceptance for record by the SDAT.

A copy of the proposed Third Articles is attached hereto as Exhibit A to this proxy statement and is marked to show the changes made to the current Charter. The Third Articles reflect the modifications proposed to be made by Charter Amendment Proposal 1 through Charter Amendment Proposal 8.

Provisions Regarding Exculpation and Indemnification

The Charter currently provides for exculpation of the Company’s officers and directors, and provides for indemnification of its officers and directors, but contains certain limits on the Company’s ability to indemnify and exculpate consistent with the limitations set forth in the NASAA Guidelines. In order to conform the Charter more closely to charters of other Listed BDCs, and to retain and recruit qualified and experienced officers and directors, the Company is proposing to remove these limitations and instead provide that it shall exculpate its officers and directors and shall have the power to indemnify its officers and directors, in each case, to the maximum extent permitted by Maryland law.

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of directors and officers to the corporation and its stockholders for money damages, except for liability resulting from (1) actual receipt of an improper benefit or profit in money, property or services or (2) active and deliberate dishonesty established by a final judgment and which is material to the cause of action. Maryland law also permits a Maryland corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or threatened to be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in the form of money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. In addition, Maryland law permits a Maryland corporation to advance reasonable expenses to a director or officer upon receipt of (x) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification and (y) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed if it is ultimately determined that the standard of conduct was not met. These amended Charter provisions will provide the Company’s directors and officers with broader and more comprehensive exculpation and indemnification rights.

Although the Board believes that this change will improve its ability to retain and attract qualified directors and officers, the proposed Charter amendment does increase the risk that the Company and the stockholders will not be able to recover monetary damages from the Company’s directors if they fail to meet the statutory standard of conduct as a result of negligence or misconduct (as to its interested directors) and gross negligence or intentional misconduct (as to its independent directors) or from its officers if they fail to satisfy their duties under Maryland law. In addition, the proposed Charter amendment would permit indemnification of the Company’s directors and officers in circumstances where indemnification is currently limited by the Charter. The reduced ability to recover from directors and officers and the enhanced right to indemnification would apply to both future acts or omissions of directors or officers but also for acts or omissions prior to the date of the Charter amendment. The proposed Charter amendment also increases the risk that the Company will incur significant defense costs that would otherwise have to be borne by its directors, officers or BDCA Adviser and its affiliates.

In addition to permitting the Company’s directors and officers additional rights with respect to exculpation and indemnification, removing these limitations from the Charter will also permit the Company to indemnify its investment adviser to the maximum extent permitted by Maryland law, including for acts or omissions prior to the date of the amendment to the Charter. To date, the Company has not agreed to expand the indemnification of BDCA Adviser beyond that permitted by the NASAA Guidelines; however, the proposed Charter amendment does increase the risk that the Company will (i) indemnify BDCA Adviser for certain losses that it would not be permitted to indemnify BDCA Adviser for under the current Charter and (ii) advance and bear BDCA Adviser’s defense costs in circumstances where the current Charter would not permit such advancement.

The Charter also provides that, as required under the 1940 Act, no indemnification or exculpation provision shall be effective to protect any director or officer of the Company against liability to the Company or its stockholders to which he or she would otherwise be subject by reason of willful misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Third Articles remove this specific limitation, but replace it with a provision that generally provides that the indemnification and exculpation provisions contained in the Third Articles are subject to the limitations of the 1940 Act. This change will allow the provisions of the Charter to be subject to the current limitations set forth in the 1940 Act, as may be in effect from to time, rather than a specific provision previously required by the NASAA Guidelines. The Company believes that this change will conform the Charter more closely to charters of other Listed BDCs.

Summary of Specific Change

Listed below, in summary form, is the specific change that will be made to the current Charter pursuant to Charter Amendment Proposal 5 if Charter Amendment Proposal 5 is approved by stockholders at the Annual Meeting. The below summary does not identify certain immaterial changes to the Charter or changes that are described as part of Charter Amendment Proposal 1 through Charter Amendment Proposal 4, Charter Amendment Proposal 6, Charter Amendment Proposal 7, or Charter Amendment Proposal 8. Please see the marked version of the Charter attached hereto as Exhibit A, which reflects all the proposed changes to the Charter.

•	Addition of a new Article VII to make the Charter conform more closely to charters of other Listed BDCs and make clear that the provisions of Article VII are subject to any applicable limitations of the 1940 Act.

Vote Required

Charter Amendment Proposal 5 requires the approval of the majority of our outstanding shares of common stock entitled to be cast. You may vote for or against or abstain on Charter Amendment Proposal 5. Abstentions and broker non-votes will have the same effect as votes against Charter Amendment Proposal 5. Proxies received will be voted “FOR” the approval of Charter Amendment Proposal 5 unless stockholders designate otherwise.

Appraisal Rights

Under Maryland law and the Charter, you will not be entitled to rights of appraisal with respect to Charter Amendment Proposal 5. Accordingly, to the extent that you object to Charter Amendment Proposal 5, you will not have the right to have a court judicially determine (and you will not receive) the fair value for your shares under the provisions of Maryland law governing appraisal rights.

The Board of Directors recommends a vote “FOR” Charter Amendment Proposal 5.

PROPOSAL NO. 8: APPROVAL OF CHARTER AMENDMENT PROPOSAL 6

Background

As discussed further above, since the Company is no longer conducting a 50-state offering and does not intend to do so in the future prior to a Listing, the Company is proposing to amend and restate the Charter in order to conform it more closely to the charters of most other Listed BDCs. In addition to amending and restating the Company’s existing Charter in order to reflect the changes described in Charter Amendment Proposal 1 through Charter Amendment Proposal 5 and Charter Amendment Proposal 7 through Charter Amendment Proposal 8, the Company is proposing to further amend and restate the Charter in order to include a new Section 4.8 in the Third Articles to conform more closely the Charter to the charters of most other Listed BDCs.

The affirmative vote by the holders of the majority of our outstanding shares of common stock entitled to be cast as of the Record Date is necessary for approval of Charter Amendment Proposal 6.

Principal Change

The following discussion summarizes the principal change the Company is asking its stockholders to approve in connection with Charter Amendment Proposal 6. This summary description is qualified in its entirety by the complete text of the Third Articles, a copy of which is attached hereto as Exhibit A to this proxy statement. If approved by stockholders at the Annual Meeting, the amendments described in Charter Amendment Proposal 6 and reflected in the Third Articles will be effected by the Company’s filing of the Third Articles with the SDAT, and will become effective upon filing and acceptance for record by the SDAT.

A copy of the proposed Third Articles is attached hereto as Exhibit A to this proxy statement and is marked to show the changes made to the current Charter. The Third Articles reflect the modifications proposed to be made by Charter Amendment Proposal 1 through Charter Amendment Proposal 8.

Provision Regarding Stockholders’ Consent in lieu of Meeting

The Third Articles provide that any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting by consent, in writing or by electronic transmission, in any manner and by the vote required under Maryland law and set forth in our bylaws.

Summary of Specific Change

Listed below, in summary form, is the specific change that will be made to the current Charter pursuant to Charter Amendment Proposal 6 if Charter Amendment Proposal 6 is approved by stockholders at the Annual Meeting. The below summary does not identify certain immaterial changes to the Charter or changes that are described as part of Charter Amendment Proposal 1 through Charter Amendment Proposal 5, or Charter Amendment Proposal 7 through Charter Amendment Proposal 8. Please see the marked version of the Charter attached hereto as Exhibit A, which reflects all the proposed changes to the Charter.

•	Addition of a new Section 4.8 permitting the stockholders of the Company to take action without a meeting by consent

Vote Required

Charter Amendment Proposal 6 requires the approval of the majority of our outstanding shares of common stock entitled to be cast. You may vote for or against or abstain on Charter Amendment Proposal 6. Abstentions and broker non-votes will have the same effect as votes against Charter Amendment Proposal 6. Proxies received will be voted “FOR” the approval of Charter Amendment Proposal 6 unless stockholders designate otherwise.

Appraisal Rights

Under Maryland law and the Charter, you will not be entitled to rights of appraisal with respect to Charter Amendment Proposal 6. Accordingly, to the extent that you object to Charter Amendment Proposal 6, you will not have the right to have a court judicially determine (and you will not receive) the fair value for your shares under the provisions of Maryland law governing appraisal rights.

The Board of Directors recommends a vote “FOR” the charter amendment proposal 6.

PROPOSAL NO. 9: APPROVAL OF CHARTER AMENDMENT PROPOSAL 7

Background

As discussed further above, since the Company is no longer conducting a 50-state offering and does not intend to do so in the future prior to a Listing, the Company is proposing to amend and restate the Charter in order to conform it more closely to the charters of most other Listed BDCs. In addition, the charter changes will provide the Board and Company greater flexibility in managing its affairs prior to listing. In addition to amending and restating the Company’s existing Charter in order to reflect the changes described in Charter Amendment Proposal 1 through Charter Amendment Proposal 6 and Charter Amendment Proposal 8, the Company is proposing to further amend and restate the Charter in order to conform Section 4.7 of the Charter more closely to the charters of most other Listed BDCs.

The affirmative vote by the holders of two-thirds of all the votes entitled to be cast as of the Record Date is necessary for approval of Charter Amendment Proposal 7.

Principal Change

The following discussion summarizes the principal change the Company is asking its stockholders to approve in connection with Charter Amendment Proposal 7. This summary description is qualified in its entirety by the complete text of the Third Articles, a copy of which is attached hereto as Exhibit A to this proxy statement. If approved by stockholders at the Annual Meeting, the amendment described in Charter Amendment Proposal 7 and reflected in the Third Articles will be effected by the Company’s filing of the Third Articles with the SDAT, and will become effective upon filing and acceptance for record by the SDAT.

A copy of the proposed Third Articles is attached hereto as Exhibit A to this proxy statement and is marked to show the changes made to the current Charter. The Third Articles reflect the modifications proposed to be made by Charter Amendment Proposal 1 through Charter Amendment Proposal 8.

Conflicts Between NASAA Guidelines and Maryland Law

The Charter currently provides that two-thirds of all the votes entitled to be cast on the matter is necessary to, among other things, approve any amendments to Section 4.7 (relating to determinations by the Board) of the Charter. Section 4.7 of the Charter currently provides that the determination as to any conflict between the Maryland General Corporation Law (“MGCL”) and the provisions of the NASAA Guidelines made in good faith by or pursuant to the direction of the Board consistent with the Charter shall be final and conclusive and shall be binding upon the Company and its stockholders. As discussed above, since the Company is no longer conducting a 50-state offering and does not intend to do so in the future prior to listing, it is no longer required to have these NASAA provisions in its Charter and, therefore, the Company proposes to delete the references in Section 4.7 to the NASAA Guidelines to conform the Charter more closely to the charters of other Listed BDCs.

Summary of Specific Change

Listed below, in summary form, is the specific change that will be made to the current Charter pursuant to Charter Amendment Proposal 7 if Charter Amendment Proposal 7 is approved by stockholders at the Annual Meeting. The below summary does not identify certain immaterial changes to the Charter or changes that are described as part of Charter Amendment Proposal 1 through Charter Amendment Proposal 6, or Charter Amendment Proposal 8. Please see the marked version of the Charter attached hereto as Exhibit A, which reflects all the proposed changes to the Charter.

•	Revisions to Section 4.7 to remove references to the NASAA Guidelines.

Vote Required

Charter Amendment Proposal 7 requires the approval of two-thirds of all the votes entitled to be cast as of the Record Date. You may vote for or against or abstain on Charter Amendment Proposal 7. Abstentions and broker non-votes will have the same effect as votes against Charter Amendment Proposal 7. Proxies received will be voted “FOR” the approval of Charter Amendment Proposal 7 unless stockholders designate otherwise.

Appraisal Rights

Under Maryland law and the Charter, you will not be entitled to rights of appraisal with respect to Charter Amendment Proposal 7. Accordingly, to the extent that you object to Charter Amendment Proposal 7, you will not have the right to have a court judicially determine (and you will not receive) the fair value for your shares under the provisions of Maryland law governing appraisal rights.

The Board of Directors recommends a vote “FOR” Charter Amendment Proposal 7.

PROPOSAL NO. 10: APPROVAL OF CHARTER AMENDMENT PROPOSAL 8

Background

As discussed further above, since the Company is no longer conducting a 50-state offering and does not intend to do so in the future prior to a Listing, the Company is proposing to amend and restate the Charter in order to conform it more closely to the charters of most other Listed BDCs. In addition to amending and restating the Company’s existing Charter in order to reflect the changes described in Charter Amendment Proposal 1 through Charter Amendment Proposal 7, the Company is proposing to further amend and restate the Charter in order to conform Section 6.2 of the Charter more closely to the charters of most other Listed BDCs.

The affirmative vote by the holders of two-thirds of all the votes entitled to be cast as of the Record Date is necessary for approval of Charter Amendment Proposal 8.

Principal Change

The following discussion summarizes the principal change the Company is asking its stockholders to approve in connection with Charter Amendment Proposal 8. This summary description is qualified in its entirety by the complete text of the Third Articles, a copy of which is attached hereto as Exhibit A to this proxy statement. If approved by stockholders at the Annual Meeting, the amendment described in Charter Amendment Proposal 8 and reflected in the Third Articles will be effected by the Company’s filing of the Third Articles with the SDAT, and will become effective upon filing and acceptance for record by the SDAT.

A copy of the proposed Third Articles is attached hereto as Exhibit A to this proxy statement and is marked to show the changes made to the current Charter. The Third Articles reflect the modifications proposed to be made by Charter Amendment Proposal 1 through Charter Amendment Proposal 8.

Provisions Regarding Amendments to Certain Provisions of the Charter

The Charter currently provides that two-thirds of all the votes entitled to be cast on the matter is necessary to, among other things, approve the dissolution of the Company or any amendments to Article VI (relating to amendments and certain extraordinary actions) of the Charter. The Third Articles revise Section 6.2 to: (i) increase the vote required to effect the changes described in such Section 6.2 to 80% of all the votes entitled to be cast on the matter, and (ii) require such increased stockholder vote (i.e., 80% of all the votes entitled to be cast on the matter) to effect a liquidation of the Company or any amendment to Section 4.1 (relating to the number, term and election of directors), Section 4.2 (relating to extraordinary actions), Section 4.6 (relating to determinations by the Board), Section 4.7 (relating to the removal of directors) Section 6.1 (relating to amendments generally) or this Section 6.2.

Furthermore, the Third Articles include a provision that if a proposal or amendment requiring the increased stockholder voting requirements of Section 6.2 of the Third Articles is approved by two-thirds of the existing directors (together with such nominees approved by a majority of the existing directors), then such proposal or amendment need only be approved by a majority of the stockholder votes entitled to be cast on the matter.

As more fully discussed above, the Board, considering a future listing and the related increased hostile takeover risks, believes the revisions to this provision are appropriate and will conform the Charter more closely to charters of other Listed BDCs. Further, the proposed revisions to Section 6.2 of the Charter, while protecting against hostile takeover actions, will allow the Company to take one of the specific actions described in such Section 6.2 if two-thirds of the Board believes such action is in the best interests of the Company and a majority of the stockholders have voted in favor of such action. This change may also grant members of the Board with enhanced power to direct the Company in the future. In addition, this change also could have the effect of depriving the Company’s stockholders of opportunities to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Company in a tender offer or similar transaction.

Summary of Specific Change

Listed below, in summary form, are the specific change that will be made to the current Charter pursuant to Charter Amendment Proposal 8 if Charter Amendment Proposal 8 is approved by stockholders at the

Annual Meeting. The below summary does not identify certain immaterial changes or changes described as part of Charter Amendment Proposal 1 through Charter Amendment Proposal 7. Please see the marked version of the Charter attached hereto as Exhibit A, which reflects all the proposed changes to the Charter.

•	A new Section 6.2 to (i) increase the vote required to effect certain changes to the Charter to 80% of all the votes entitled to be cast on the matter, and (ii) require such increased stockholder vote (i.e., 80% of all the votes entitled to be cast on the matter) to effect a liquidation of the Company or any amendment to Section 4.1, Section 4.2, Section 4.6, Section 4.7, Section 6.1 or this Section 6.2; provided that, if any such change or action is first approved by two-thirds of the continuing directors (together with directors nominated by the existing directors), then it will require approval only by a majority of votes entitled to be cast.

Vote Required

Charter Amendment Proposal 8 requires the approval of two-thirds of all the votes entitled to be cast as of the Record Date. You may vote for or against or abstain on Charter Amendment Proposal 8. Abstentions and broker non-votes will have the same effect as votes against Charter Amendment Proposal 8 Proxies received will be voted “FOR” the approval of Charter Amendment Proposal 8 unless stockholders designate otherwise.

Appraisal Rights

Under Maryland law and the Charter, you will not be entitled to rights of appraisal with respect to Charter Amendment Proposal 8. Accordingly, to the extent that you object to Charter Amendment Proposal 8, you will not have the right to have a court judicially determine (and you will not receive) the fair value for your shares under the provisions of Maryland law governing appraisal rights.

The Board of Directors recommends a vote “FOR” the Charter Amendment Proposal 8.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s officers and directors and persons who beneficially own more than 10% of the Common Stock of the Company to file initial reports of ownership of such securities and reports of changes in ownership of such securities with the SEC. Such officers, directors and 10% stockholders of the Company are also required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on the Company’s review of the copies of such forms received by it with respect to the fiscal year ended December 31, 2016, all reports were filed on a timely basis.

CODE OF ETHICS

The Board of Directors adopted a code of ethics (the “Code of Ethics”) that applies to the registrant’s principal executive officer, principal financial officer and principal accounting officer. The Code of Ethics covers topics including, but not limited to, conflicts of interest, confidentiality of information, full and fair disclosure, reporting of violations and compliance with laws and regulations.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

All members of the Compensation Committee are independent directors and none of the members are present or past employees of the Company. No member of the Compensation Committee: (i) has had any relationship with the Company requiring disclosure under Item 404 of Regulation S-K; or (ii) is an executive officer of another entity, at which one of our executive officers serves on the board.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has selected KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2017. KPMG LLP also will serve as the independent registered public accounting firm for all of our wholly-owned subsidiaries.

KPMG LLP has advised us that neither the firm nor any present member or associate of it has any material financial interest, direct or indirect, in us or our wholly-owned subsidiaries. It is expected that a representative of KPMG LLP will be present at the Annual Meeting and will have an opportunity to make a statement if he or she chooses and will be available to answer appropriate questions.

Independent Registered Public Accounting Firm’s Fees

We have paid or expect to pay the following fees to KPMG LLP for work performed in 2015 and 2016 or attributable to the audit of our 2015 and 2016 financial statements:

	Fiscal Year Ended December 31, 2015	Fiscal Year Ended December 31, 2016
Audit Fees	$1,866,150	1,700,000
Audit Related Fees	211,350	255,000
Tax Fees	—	—
All Other Fees	—	—
Total Fees:	$2,077,500	$1,955,000

Audit Fees.  Audit fees include fees for services that normally would be provided by the accountant in connection with statutory and regulatory filings or engagements and that generally only the independent accountant can provide. In addition to fees for the audit of our annual financial statements, the audit of the effectiveness of our internal control over financial reporting and the review of our quarterly financial statements in accordance with generally accepted auditing standards, this category contains fees for comfort letters, statutory audits, consents, and assistance with and review of documents filed with the SEC.

Audit Related Fees.  Audit related fees are assurance related services that traditionally are performed by the independent accountant, such as attest services that are not required by statute or regulation.

Tax Fees.  Tax fees include corporate and subsidiary compliance and consulting.

All Other Fees.  Fees for other services would include fees for products and services other than the services reported above.

Pre-Approval Policies and Procedures

Our Audit Committee has established, and our Board of Directors has approved a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by KPMG LLP, the Company’s independent registered accounting firm. The policy requires that the Audit Committee pre-approve the audit and non-audit services performed by the independent registered accounting firm in order to assure that the provision of such service does not impair the firm’s independence. The Audit Committee has pre-approved all services by KPMG LLP that were performed during the fiscal year ended December 31, 2016.

Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval, irrespective of the amount. Before the Company engages the independent registered public accounting firm to render a service, the engagement must be either (i) specifically approved by the Audit Committee or (ii) entered into pursuant to the pre-approval policy. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent registered accounting firm to management.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors of Business Development Corporation of America operates under a written charter adopted by the Board of Directors, which is available on the Company’s website at www.bdcofamerica.com. The Audit Committee is currently comprised of Messrs. Hillman, Kramer, Michelson and Read.

Management is responsible for the Company’s internal controls and the financial reporting process. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with auditing standards generally accepted in the United States and expressing an opinion on the conformity of those audited financial statements in accordance with accounting principles generally accepted in the United States. The Audit Committee’s responsibility is to monitor and oversee these processes. The Audit Committee is also directly responsible for the appointment, compensation and oversight of the Company’s independent registered public accounting firm.

Review with Management

The Audit Committee has reviewed the audited financial statements and met and held discussions with management regarding the audited financial statements. Management has represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States.

Review and Discussion with Independent Registered Public Accounting Firm

The Audit Committee has discussed with KPMG LLP matters required to be discussed by Statement on Auditing Standards No. 16, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board. The Audit Committee received and reviewed the written disclosures and the letter from KPMG LLP required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended by the Independence Standards Board, and has discussed with KPMG LLP its independence and the compatibility of non-audit services with the firm’s independence.

Conclusion

Based on the Audit Committee’s discussion with management and the Company’s independent registered public accounting firm, the Audit Committee’s review of the audited financial statements, the representations of management and the report of the independent registered public accounting firm to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 for filing with the Securities and Exchange Commission. The Audit Committee also appoints KPMG LLP to serve as the Company’s independent registered public accounting firm for the year ended December 31, 2017.

The Audit Committee
Lee S. Hillman
Ronald J. Kramer
Leslie D. Michelson
Randolph C. Read (Chairman)

The foregoing report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or the Exchange Act, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Securities Act and/or Exchange Act.

OTHER MATTERS PRESENTED FOR ACTION AT THE 2017 ANNUAL MEETING

Our Board of Directors does not intend to present for consideration at the Annual Meeting any matter other than those specifically set forth in the Notice of Annual Meeting of Stockholders. If any other matter is properly presented for consideration at the meeting, the persons named in the proxy will vote thereon pursuant to the discretionary authority conferred by the proxy.

STOCKHOLDER PROPOSALS FOR THE 2018 ANNUAL MEETING

Stockholder Proposals in the Proxy Statement

Rule 14a-8 under the Exchange Act addresses when a company must include a stockholder’s proposal in its proxy statement and identify the proposal in its form of proxy when the Company holds an annual or special meeting of stockholders. Under Rule 14a-8, in order for a stockholder proposal to be considered for inclusion in the proxy statement and proxy card relating to our 2018 annual meeting of stockholders, the proposal must be received at our principal executive offices no later than November 16, 2017. Any proposal received after the applicable time in the previous sentence will be considered untimely.

Stockholder Proposals and Nominations for Directors to Be Presented at Meetings

For any proposal that is not submitted for inclusion in our proxy material for the Annual Meeting but is instead sought to be presented directly at that meeting, Rule 14a-4(c) under the Exchange Act permits our management to exercise discretionary voting authority under proxies it solicits unless we receive timely notice of the proposal in accordance with the procedures set forth in our bylaws. Under our bylaws, for a stockholder proposal to be properly submitted for presentation at our 2018 annual meeting of stockholders, our secretary must receive written notice of the proposal at our principal executive offices during the period beginning on October 17, 2017 and ending at 5:00 p.m., Eastern Time, on November 16, 2017. Any proposal received after the applicable time in the previous sentence will be considered untimely. Additionally, a stockholder proposal must contain information specified in our bylaws, including, without limitation:

1.	as to each director nominee;
•	the name, age, business address, and residence address of the nominee;
•	the class, series and number of any shares of stock of the Company beneficially owned by the nominee;
•	the date such shares were acquired and the investment intent of such acquisitions;
•	all other information relating to the nominee that is required under Regulation 14A under the Exchange Act to be disclosed in solicitations of proxies for election of directors in an election contest (even if an election contest is not involved) or is otherwise required; and
2.	as to any other business that the stockholder proposes to bring before the meeting,
•	a description of the business to be brought before the meeting;
•	the reasons for proposing such business at the meeting;
•	any material interest in such business that the proposing stockholder (and certain persons, which we refer to as “Stockholder Associated Persons” (as defined below), if any) may have, including any anticipated benefit to the proposing stockholder (and the Stockholder Associated Persons, if any); and
3.	as to the proposing stockholder (and the Stockholder Associated Persons, if any), the class, series and number of all shares of stock of the Company owned by the proposing stockholder (and the Stockholder Associated Persons, if any), and the nominee holder for, and number of, shares owned beneficially but not of record by the proposing stockholder (and the Stockholder Associated Persons, if any); and
4.	as to the proposing stockholder (and the Stockholder Associated Persons, if any) covered by clauses (2) or (3) above,
•	the name and address of the proposing stockholder (and the Stockholder Associated Persons, if any) as they appear on the Company’s stock ledger, and current name and address, if different; and
5.	to the extent known by the proposing stockholder, the name and address of any other stockholder supporting the director nominee or the proposal of other business on the date of the proposing stockholder’s notice.

A “Stockholder Associated Person” means (i) any person controlling, directly or indirectly, or acting in concert with, the proposing stockholder, (ii) any beneficial owner of shares of stock of the Company owned by the proposing stockholder and (iii) any person controlling, controlled by or under common control with the Stockholder Associated Person.

All nominations must also comply with the Company’s charter. All proposals should be sent via registered, certified or express mail to our secretary at our principal executive offices at: Business Development Corporation of America, 9 West 57th Street, 49th Floor, Suite 4920, New York, New York 10019, Attention: Leeor P. Avigdor (telephone: (212) 588-6770).

By Order of the Board of Directors,

/s/ Leeor P. Avigdor

Leeor P. Avigdor
Secretary of the Company

Exhibit A

~~SECOND~~THIRD ARTICLES OF AMENDMENT AND RESTATEMENT
OF
BUSINESS DEVELOPMENT CORPORATION OF AMERICA

FIRST:  Business Development Corporation of America (the “Corporation”), a Maryland corporation, desires to amend and restate its charter.

SECOND:  The following provisions are all the provisions of the charter of the Corporation currently in effect and as hereinafter amended:

ARTICLE I
NAME

The name of the corporation is Business Development Corporation of America.

ARTICLE II
PURPOSE

The purpose for which the Corporation is formed is to engage in any lawful act or activity for which corporations may be organized under the general laws of the State of Maryland as now or hereafter in force, including conducting and carrying on the business of a business development company, subject to making an election therefor under the Investment Company Act of 1940, as amended (the “1940 Act”).

ARTICLE III
RESIDENT AGENT AND PRINCIPAL OFFICE

The address of the principal office of the Corporation in the State of Maryland is c/o The Corporation Trust Incorporated, 351 West Camden Street, Baltimore, Maryland 21201. The name and address of the resident agent of the Corporation is The Corporation Trust Incorporated, 351 West Camden Street, Baltimore, Maryland. The resident agent is a Maryland corporation.

ARTICLE IV
PROVISIONS FOR DEFINING, LIMITING
AND REGULATING CERTAIN POWERS OF THE
CORPORATION AND OF THE STOCKHOLDERS AND DIRECTORS

Section 4.1 Number, Term and Election of Directors.  The business and affairs of the Corporation shall be managed under the direction of the board of directors. The number of directors of the Corporation is ~~five~~seven, which number may be increased or decreased from time to time by the board of directors pursuant to the bylaws of the Corporation (“Bylaws”)~~. Each director shall hold office for one year, until the next annual meeting of stockholders and until his or her successor is duly elected and qualifies or until his or her earlier death, resignation or removal. Directors may be elected to an unlimited number of successive terms~~. A majority of the board of directors shall be independent directors, except for a period of up to 60 days after the death, removal or resignation of an independent director pending the election of such independent director’s successor. A director is considered independent if he or she is not an “interested person” as that term is defined under Section 2(a)(19) of the 1940 Act. The names of the directors currently in office are ~~Nicholas S. Schorsch, William M. Kahane~~Richard Byrne, Lee Hillman, Ronald Kramer, Leslie D. Michelson, Randolph Read, Edward G. Rendell, and ~~William G. Stanley~~Dennis Schaney.

The Corporation elects, at such time as it becomes eligible, to make the election provided for under Section 3-804(c) of the Maryland General Corporation Law (the “MGCL”), subject to applicable requirements of the 1940 Act and except as may be provided by the board of directors in setting the terms of any class or series of Preferred Stock (as hereinafter defined), any and all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which such vacancy occurred and until a successor is duly elected and qualifies.

From and after the date of these Articles of Amendment and Restatement are filed with and accepted for record by the State Department of Assessments and Taxation of the State of Maryland (“SDAT”), the directors (other than any director elected solely by holders of one or more classes or series of Preferred Stock) shall be classified, with respect to the terms for which they severally hold office, into three classes, as nearly equal in number as possible as determined by the board of directors, one class to hold office initially for a term expiring at the next succeeding annual meeting of stockholders, another class to hold office initially for a term expiring at the second succeeding annual meeting of stockholders and another class to hold office initially for a term expiring at the third succeeding annual meeting of stockholders, with the members of each class to hold office until their successors are duly elected and qualify. At each annual meeting of the stockholders, the successors to the class of directors whose term expires at such meeting shall be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election and until their successors are duly elected and qualify. Unless the bylaws of the Corporation provide otherwise, a plurality of all the votes cast at a meeting at which a quorum is present is sufficient to elect a director, subject to applicable requirements of the 1940 Act and except as may be provided by the board of directors in setting the terms of any class or series of Preferred Stock. Directors may be elected to an unlimited number of successive terms.

Section 4.2 Extraordinary Actions.  Except as provided in Section ~~6.2~~4.8 and Section ~~11.1~~6.2, notwithstanding any provision of law permitting or requiring any action to be taken or approved by the affirmative vote of the holders of shares of stock entitled to cast a greater number of votes, any such action shall be effective and valid if declared advisable and taken or approved by the board of directors, and approved by the affirmative vote of holders of shares of stock entitled to cast a majority of all the votes entitled to be cast on the matter.

Section 4.3 Authorization by Board of Stock Issuance.  The board of directors may authorize the issuance from time to time of shares of stock of the Corporation of any class or series, whether now or hereafter authorized, or securities or rights convertible into shares of stock of any class or series, whether now or hereafter authorized, for such consideration as the board of directors may deem advisable (or without consideration in the case of a stock split or stock dividend), subject to such restrictions or limitations, if any, as may be set forth in the charter or the Bylaws.

~~Section 4.4 Quorum.  The presence in person or by proxy of the holders of stock of the Corporation entitled to cast a majority of the votes entitled to be cast at the meeting shall constitute a quorum at any meeting of stockholders, except with respect to any such matter that, under applicable statutes or regulatory requirements, requires approval by a separate vote of one or more classes of stock, in which case the presence in person or by proxy of the holders of stock entitled to cast a majority of the votes entitled to be cast by each such class on such a matter shall constitute a quorum.~~

Section ~~4.5~~4.4 Preemptive Rights.  Except as may be provided by the board of directors in setting the terms of classified or reclassified shares of stock pursuant to Section 5.4 or as may otherwise be provided by contract approved by the board of directors, no holder of shares of stock of the Corporation shall, as such holder, have any preemptive right to purchase or subscribe for any additional shares of stock of the Corporation or any other security of the Corporation which it may issue or sell.

Section ~~4.6~~4.5 Appraisal Rights.  Holders of shares of stock shall not be entitled to exercise any rights of an objecting stockholder provided for under Title 3, Subtitle 2 of the MGCL or any successor statute unless the board of directors, upon the affirmative vote of a majority of the board of directors, shall determine that such rights apply, with respect to all or any classes or series of stock, to one or more transactions occurring after the date of such determination in connection with which holders of such shares would otherwise be entitled to exercise such rights.

Section ~~4.7~~4.6 Determinations by Board.  The determination as to any of the following matters, made ~~in good faith~~ by or pursuant to the direction of the board of directors ~~consistent with the charter~~ shall be final and conclusive and shall be binding upon the Corporation and every stockholder: the amount of the net income of the Corporation for any period and the amount of assets at any time legally available for the payment of dividends, redemption of its stock or the payment of other distributions on its stock; the amount of stated capital, capital surplus, net assets, other surplus, annual or other net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); any interpretation ~~of~~or resolution of any ambiguity with respect to any provision of the charter (including the terms, preferences, conversion or other rights, voting powers or rights, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption of any class or series of stock of the Corporation) or the Bylaws; the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Corporation or any shares of stock of the Corporation; the number of shares of stock of any class or series of the Corporation; any matter relating to the acquisition, holding and disposition of any assets by the Corporation; ~~the application of any provision of the charter in the case of any ambiguity, including, without limitation, any provision of the definitions of Affiliate and Sponsor and whether expenses qualify as Organizational and Offering Expenses; any conflict between the MGCL and the provisions set forth in the North American Securities Administrators Association (“NASAA”) Omnibus Guidelines~~any interpretation of the terms and conditions of one or more of the agreements with any person, corporation, association, trust, company, partnership (limited or general) or any other organization; or any other matter relating to the business and affairs of the Corporation or required or permitted by applicable law, the charter or the Bylaws or otherwise to be determined by the board of directors, including changing the name of the Corporation; provided, however, that any determination by the board of directors as to any of the preceding matters shall not render invalid or improper any action taken or omitted prior to such determination and no director shall be liable for making or failing to make such a determination~~; and provided further that for so long as the shares of Common Stock of the Corporation do not qualify as “covered securities” as defined by Section 18 of the 1933 Act, to the extent the board of directors determines that the MGCL conflicts with the provisions set forth in the NASAA Omnibus Guidelines, the NASAA Omnibus Guidelines control to the extent any provisions of the MGCL are not mandatory.~~

Section ~~4.8~~4.7 Removal of Directors.  Subject to the rights of holders of one or more classes or series of Preferred Stock to elect or remove one or more directors, any director, or the entire board of directors, may be removed from office at any time, ~~but~~only for cause and only by the affirmative vote of at least a ~~majority~~two-thirds of all the votes entitled to be cast generally in the election of directors. For the purposes of this paragraph, “cause” shall mean with respect to any particular director, conviction of a felony or a final judgment of a court of competent jurisdiction holding that such director caused demonstrable, material harm to the Corporation through bad faith or active and deliberate dishonesty.

Section 4.8 Stockholders’ Consent in lieu of Meeting. Any action required or permitted to be taken at any meeting of the stockholders may be taken without a meeting by consent, in writing or by electronic transmission, in any manner and by the vote permitted by the MGCL and set forth in the Bylaws.

ARTICLE V
STOCK

Section 5.1 Authorized Stock.  The Corporation has authority to issue 500,000,000 shares of stock, of which 450,000,000 shares are classified as common stock, $0.001 par value per share (“Common Stock”), and 50,000,000 shares are classified as Preferred Stock, $0.001 par value per share (“Preferred Stock”). The aggregate par value of all authorized stock having par value is $500,000. ~~All stock shall be fully paid and nonassessable when issued, and the Corporation shall not make any mandatory assessment against any stockholder beyond such stockholder’s subscription commitment.~~ If shares of one class of stock are classified or reclassified into shares of another class of stock pursuant to Sections 5.2, 5.3 or 5.4 of this Article V, the number of authorized shares of the former class shall be automatically decreased and the number of shares of the latter class shall be automatically increased, in each case by the number of shares so classified or reclassified, so that the aggregate number of shares of stock of all classes that the Corporation has authority to issue shall not be more than the total number of shares of stock set forth in the first sentence of this paragraph. A majority of the entire board of directors may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Corporation has authority to issue.

Section 5.2 Common Stock.  Except as may otherwise be specified in the ~~terms of any class or series of Common Stock,~~charter, each share of Common Stock shall entitle the holder thereof to one vote. Except as otherwise provided in this charter, and subject to the express terms of any class or series of Preferred Stock, holders of Common Stock shall have the exclusive right to vote on all matters as to which a stockholder is entitled to vote pursuant to applicable law at all meetings of stockholders. In the event of any voluntary or involuntary liquidation, dissolution or winding up, the aggregate assets available for distribution to holders of Common Stock shall be determined in accordance with applicable law and the charter. Each holder of Common Stock shall be entitled to receive, ratably with each other holder of Common Stock, that portion of the assets available for distribution as the number of outstanding shares of stock of such class held by such holder bears to the total number of outstanding shares of stock of such class then outstanding. The board of directors may classify or reclassify any unissued shares of Common Stock from time to time, ~~in~~into one or more classes or series of Common Stock or Preferred Stock by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations, as to dividends or other distributions, qualifications, or terms or conditions of redemption of the stock.

Section 5.3 Preferred Stock.  The board of directors may issue shares of Preferred Stock or classify or reclassify any unissued shares of Preferred Stock from time to time, in one or more classes or series of Preferred Stock by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations, as to dividends or other distributions, qualifications, or terms or conditions of redemption of the stock.

Section 5.4 Classified or Reclassified Shares.  Prior to issuance of classified or reclassified shares of any class or series, the board of directors by resolution shall: (a) designate that class or series to distinguish it from all other classes and series of stock of the Corporation; (b) specify the number of shares to be included in the class or series; (c) set or change, subject to the express terms of any class or series of stock of the Corporation outstanding at the time, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption for each class or series; and (d) cause the Corporation to file articles supplementary with the State Department of Assessments and Taxation of Maryland (“SDAT”). Any of the terms of any class or series of stock set or changed pursuant to clause (c) of this Section 5.4 may be made dependent upon facts or events ascertainable outside the charter (including determinations by the board of directors or other facts or events within the control of the Corporation) and may vary among holders thereof, provided that the manner in which such facts, events or variations shall operate upon the terms of such class or series of stock is clearly and expressly set forth in the articles supplementary filed with the SDAT or other charter document.

~~Section 5.5 Deferred Payments.  The Corporation shall not have authority to make arrangements for deferred payments on account of the purchase price of the Corporation’s stock unless all of the following conditions are met: (a) such arrangements are warranted by the Corporation’s investment objectives; (b) the period of deferred payments coincides with the anticipated cash needs of the Corporation; (c) the deferred payments shall be evidenced by a promissory note of the stockholder, which note shall be with recourse, shall not be negotiable, shall be assignable only subject to defenses of the maker and shall not contain a provision authorizing a confession of judgment; and (d) selling commissions and front end fees paid upon deferred payments are payable when payment is made on the note. The Corporation shall not sell or assign the deferred obligation notes at a discount. In the event of a default in the payment of deferred payments by a stockholder, the stockholder may be subjected to a reasonable penalty. The Corporation shall not acquire interests in any portfolio companies or other assets in exchange for common stock or any other ownership interest in the Corporation.~~

Section 5.5 Inspection of Books and Records.  A stockholder that is otherwise eligible under applicable law to inspect the Corporation’s books of account, stock ledger, or other specified documents of the Corporation shall have no right to make such inspection if the board of directors determines that such stockholder has an improper purpose for requesting such inspection.

~~Section 5.6 Distributions.~~

~~(a) The Adviser shall cause the Corporation to provide for adequate reserves for normal repairs, replacements and contingencies (but the Corporation shall not be required to maintain reserves for payment of fees payable to the Adviser) by causing the Corporation to retain a reasonable percentage of proceeds from offerings and revenues, which percentage may not be less than 1%.~~

~~(b) From time to time and not less than quarterly, the Corporation shall cause the Adviser to review the Corporation’s accounts to determine whether cash distributions are appropriate. The Corporation may, subject to authorization by the board of directors and applicable law, distribute pro rata to the stockholders funds received by the Corporation which the Adviser deems unnecessary to retain in the Corporation. The board of directors may authorize the Corporation to declare and pay to stockholders such other dividends or distributions, in cash or other assets of the Corporation or in securities of the Corporation or from any other source as the board of directors in its discretion shall determine. The board of directors may endeavor to authorize the Corporation to declare and pay such dividends and other distributions (i) as may be necessary or advisable for the Corporation to qualify as a “Regulated Investment Company” under the Code or as may be necessary or advisable under the 1940 Act, and (ii) to the extent that the board of directors deems it unnecessary for the Corporation to retain funds received by it; provided, however, that in each case stockholders shall have no right to any dividend or distribution unless and until authorized by the board of directors and declared by the Corporation. The exercise of the powers and rights of the board of directors pursuant to this Section 5.6 shall be subject to the provisions of any class or series of stock at the time outstanding. The receipt by any person in whose name any shares are registered on the records of the Corporation or by his or her duly authorized agent shall be a sufficient discharge for all dividends or other distributions payable or deliverable in respect of such shares and from all liability to see to the application thereof. Distributions in-kind shall not be permitted, except for distributions of readily marketable securities or securities of the Corporation, distributions of cash from a liquidating trust established for the dissolution of the Corporation and the liquidation of its assets in accordance with the terms of the charter, or in-kind distributions in which (i) the board of directors advises each stockholder of the risks associated with direct ownership of the property, (ii) the board of directors offers each stockholder the election of receiving such in-kind distributions, and (iii) in-kind distributions are made only to those stockholders that accept such offer.~~

Section ~~5.7~~5.6 Charter and Bylaws.  The rights of all stockholders and the terms of all stock are subject to the provisions of the charter and the Bylaws. The board of directors of the Corporation shall have the exclusive power to make, alter, amend or repeal the Bylaws.

~~Section 5.8 Distribution Reinvestment Plan. Any distribution reinvestment plan of the Corporation must be operated in accordance with federal and state securities laws. No sales commissions or fees may be deducted directly or indirectly from reinvested funds by the Corporation. The reinvestment funds must be invested into common stock of the Corporation. Where required by law, investors must receive a prospectus which is current as of the date of each reinvestment. The soliciting dealers must assume responsibility for blue sky compliance and performance of due diligence responsibilities and must contact investors to ascertain whether the investors continue to meet the applicable state’s suitability standards.~~

ARTICLE VI
AMENDMENTS; CERTAIN EXTRAORDINARY ACTIONS

Section 6.1 Amendments Generally.  The Corporation reserves the right from time to time, and upon the requisite approval by the board of directors and the stockholders, to make any amendment to the charter, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in the charter, of any shares of outstanding stock. Provided that the board of directors has declared the amendment advisable and submitted it to the stockholders, any amendment to the charter must be approved by a vote by the holders of a majority of the outstanding shares of stock of the Corporation entitled to vote on the matter (or such greater proportion as may be required elsewhere in the charter). All rights and powers conferred by the charter on stockholders, directors and officers are granted subject to this reservation.

Section 6.2 Approval of Certain Charter Amendments and Dissolution.

(a) The affirmative vote of the holders of shares entitled to cast at least ~~two-thirds~~80% of all the votes entitled to be cast on the matter, with each class that is entitled to vote on the matter voting as separate class, shall be necessary to effect:

(~~a~~i) Any amendment to the charter to make the Common Stock a “redeemable security” or to convert the Corporation, whether by merger or otherwise, from a “closed-end company” to an “open-end company” (as such terms are defined in the 1940 Act); ~~and~~

(ii) The liquidation or dissolution of the Corporation and any amendment to the charter of the Corporation to affect any such liquidation or dissolution; and

(~~b~~iii) Any amendment to Section 4.1, Section 4.2, Section 4.6, Section 4.7, Section 6.1 or this Section 6.2.

provided, however, that if the Continuing Directors (as defined herein) then on the board of directors, by a vote of at least two-thirds of such Continuing Directors, in addition to approval by the board of directors, approve such proposal or amendment, the affirmative vote of only the holders of stock entitled to cast a majority of all the votes entitled to be cast on the matter shall be required to approve such matter.

~~Section 6.3 Applicability of Certain Provisions. Notwithstanding anything to the contrary set forth in this charter, if and to the extent the Corporation’s shares of Common Stock are qualified as “covered securities” as defined by Section 18 of the 1933 Act, the following sections or articles of this charter shall not apply and shall be of no force and effect: Section 5.5, Section 5.8, Section 5.6, Section 6.2, Article VII, Article VIII, Article IX, Article XI, Article XII and Article XIII.~~

(b) “Continuing Directors’ means the directors identified in Article IV, Section 4.1 and the directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the Continuing Directors then on the board of directors.

ARTICLE VII
LIMITATION OF LIABILITY; INDEMNIFICATION AND
ADVANCE OF EXPENSES

Section 7.1 Limitation of Stockholder Liability.  No stockholder shall be liable for any debt, claim, demand, judgment or obligation of any kind of, against or with respect to the Corporation by reason of being a stockholder, nor shall any stockholder be subject to any personal liability whatsoever, in tort, contract or otherwise, to any Person in connection with the Corporation’s assets or the affairs of the Corporation by reason of being a stockholder.

Section 7.2 Limitation of Director and Officer Liability.  ~~Subject to any limitation set forth under Maryland law or the federal securities laws, or in this Article VII~~To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of directors and officers of a corporation, no present or former director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages.

Section 7.3 Indemnification and Advance of Expenses.  ~~Subject to any limitations set forth under Maryland law or the federal securities laws or in this Article VII~~To the maximum extent that Maryland law in effect from time to time permits the indemnification of directors and officers of a corporation and the advance of expenses to directors and officers of corporations, the Corporation shall indemnify ~~and, without requiring a preliminary determination of the ultimate entitlement to indemnification, pay~~ or reimburse reasonable expenses in advance of final disposition of a proceeding to (i) any individual who is a present or former director or officer of the Corporation and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity, and (ii) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner, member, manager or trustee of another corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in ~~that~~such capacity ~~or (iii) the Adviser or any of its Affiliates acting as an agent of the Corporation (each~~from and against any claim or liability to which such person ~~an “Indemnitee”)~~may become subject or which such person may incur. The rights to indemnification and ~~advance of~~advancement of expenses provided to a director or officer hereby shall vest immediately upon election of such director or officer. The Corporation may, with the approval of the board of directors or any duly authorized committee thereof, provide such indemnification and advancement of expenses to a person who served a predecessor of the Corporation in any of the capacities described in (i) or (ii) above and to any employee or agent of the Corporation or a predecessor of the Corporation. The board of directors may take such action as is necessary to carry out this Section 7.3.

~~Section 7.4 Limitations on Indemnification and Advance of Expenses.~~

~~(a) Notwithstanding anything to the contrary contained in Section 7.2 or Section 7.3 above, the Corporation shall not provide for indemnification of an Indemnitee for any liability or loss suffered by such Indemnitee or hold such Indemnitee harmless for any liability or loss suffered by the Corporation, unless all of the following conditions are met:~~

~~(i) The Indemnitee has determined, in good faith, that the course of conduct that caused the loss or liability was in the best interests of the Corporation.~~

~~(ii) The Indemnitee was acting on behalf of or performing services for the Corporation.~~

~~(iii) Such liability or loss was not the result of negligence or misconduct, in the case that the Indemnitee is a director, the Adviser, or an Affiliate of the Adviser.~~

~~(iv) Such indemnification or agreement to hold harmless is recoverable only out of net assets of the Corporation and not from the stockholders.~~

~~(b) Notwithstanding anything to the contrary contained in Section 7.3, the Corporation shall not provide indemnification for any loss, liability or expense arising from or out of an alleged violation of federal or state securities laws by an Indemnitee unless one or more of the following conditions are met: (i) there has been a successful adjudication on the merits of each count involving alleged material securities law violations as to the Indemnitee, (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the Indemnitee or (iii) a court of competent jurisdiction approves a settlement of the claims against the Indemnitee and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the Securities and Exchange Commission (“SEC”) and of the published position of any state securities regulatory authority in which securities of the Corporation were offered or sold as to indemnification for violations of securities laws.~~

~~(c) The Corporation shall pay or reimburse reasonable legal expenses and other costs incurred by an Indemnitee in advance of final disposition of a proceeding only if all of the following are satisfied: (a) the proceeding relates to acts or omissions with respect to the performance of duties or services on behalf of the Corporation, (b) such Indemnitee provides the Corporation with written affirmation of such Indemnitee’s good faith belief that the standard of conduct necessary for indemnification by the Corporation as authorized by Section 7.3 hereof has been met, (c) the legal proceeding was initiated by a third party who is not a stockholder or, if by a stockholder of the Corporation acting in his or her capacity as such, a court of competent jurisdiction approves such advancement and (d) such Indemnitee provides the Corporation with a written agreement to repay the amount paid or reimbursed by the Corporation, together with the applicable legal rate of interest thereon, in cases in which such Indemnitee is found not to be entitled to indemnification.~~

~~(d) Notwithstanding the foregoing, paragraphs (a), (b) and (c) above shall apply to the Adviser and its affiliates only so long as the Common Stock is not listed on a national securities exchange.~~

~~(e) As required under the 1940 Act, no provision of this Article VII shall be effective to protect or purport to protect any director or officer of the Corporation against liability to the Corporation or its stockholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Corporation may not incur that portion of liability insurance which insures any director or officer of the~~

~~Corporation, the Adviser or any Affiliate of the Adviser for any liability as to which such individual or entity is prohibited from being indemnified under this Section 7.4.~~

Section ~~7.5~~7.4 Express Exculpatory Clauses in Instruments.  Neither the stockholders nor the directors, officers, employees or agents of the Corporation shall be liable under any written instrument creating an obligation of the Corporation by reason of their being stockholders, directors, officers, employees or agents of the Corporation, and all persons shall look solely to the Corporation’s net assets for the payment of any claim under or for the performance of that instrument. The omission of the foregoing exculpatory language from any instrument shall not affect the validity or enforceability of such instrument and shall not render any stockholder, director, officer, employee or agent liable thereunder to any third party, nor shall the directors or any officer, employee or agent of the Corporation be liable to anyone as a result of such omission.

Section 7.5 The 1940 Act.  The provisions of this Article VII shall be subject to any applicable limitations of the 1940 Act.

Section 7.6 Amendment or Repeal.  Neither the amendment nor repeal of this Article VII, nor the adoption or amendment of any other provision of the charter or Bylaws inconsistent with this Article VII, shall apply to or affect in any respect the applicability of the preceding sections of this Article VII with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

Section 7.7 Non-Exclusivity.  The exculpation, indemnification and advancement of expenses provided or authorized by this Article VII shall not be deemed exclusive of any other rights, by indemnification or otherwise, to which a director or officer may be entitled under the Bylaws, a resolution of stockholders or directors, an agreement or otherwise.

~~ARTICLE VIII~~
~~ADVISER~~

~~Section 8.1 Supervision of Adviser.~~

~~(a) The board of directors may exercise broad discretion in allowing the Adviser to administer and regulate the operations of the Corporation, to act as agent for the Corporation, to execute documents on behalf of the Corporation and to make executive decisions that conform to general policies and principles established by the board of directors. The board of directors shall monitor the Adviser to assure that the administrative procedures, operations and programs of the Corporation are in the best interests of the Corporation and are fulfilled and that (i) the expenses incurred are reasonable in light of the investment performance of the Corporation, its net assets and its net income, (ii) all Front End Fees are reasonable and do not exceed 18% of the gross proceeds of any offering, regardless of the source of payment, and (iii) the percentage of gross proceeds of any offering committed to Investment in Program Assets is at least 82%. All items of compensation to underwriters or dealers, including, but not limited to, selling commissions, expenses, rights of first refusal, consulting fees, finders’ fees and all other items of compensation of any kind or description paid by the Corporation, directly or indirectly, shall be taken into consideration in computing the amount of allowable selling commissions.~~

~~(b) The board of directors is responsible for determining that compensation paid to the Adviser is reasonable in relation to the nature and quality of services performed and the investment performance of the Corporation and that the provisions of the investment advisory agreement are being carried out. The board of directors may consider all factors that it deems relevant in making these determinations. So long as the Corporation is a business development company under the 1940 Act, compensation to the Adviser shall be considered presumptively reasonable if the incentive fee is limited to the amounts allowed by the 1940 Act.~~

~~Section 8.2 Fiduciary Obligations.  The Adviser shall have a fiduciary responsibility for the safekeeping and use of all funds and assets of the Corporation, whether or not in the Adviser’s immediate possession or control. The Adviser shall not employ, or permit another to employ, such funds or assets in any manner except for the exclusive benefit of the Corporation. In addition, the Adviser shall not, by entry into an agreement with any stockholder of the Corporation or otherwise, contract away the fiduciary obligation owed to the Corporation and the Corporation stockholders under common law. The board of directors shall determine~~

~~whether any successor Adviser possesses sufficient qualifications to perform the advisory function for the Corporation and whether the compensation provided for in its contract with the Corporation is justified.~~

~~Section 8.3 Termination of Investment Advisory Agreement.  Any investment advisory agreement may be terminated at any time, without the payment of any penalty by the Adviser upon 120 days’ written notice to the Corporation. After the termination of an investment advisory agreement, the Adviser shall not be entitled to compensation for further services provided except that it shall be entitled to receive from the Corporation within 30 days after the effective date of such termination all unpaid reimbursements and all earned but unpaid fees payable to the Adviser prior to termination of this Agreement. If the Corporation and the Adviser cannot agree on the amount of such reimbursements and fees, the parties will submit to binding arbitration which cost will be borne equally by the terminated Adviser and the Corporation. Upon termination, the Adviser shall promptly (i) deliver to the board of directors a full accounting, including a statement showing all payments collected by it and a statement of all money held by it, covering the period following the date of the last accounting furnished to the board of directors (ii) deliver to the board of directors all assets and documents of the Corporation then in custody of the Adviser; and (iii) cooperate with the Corporation to provide an orderly management transition. In addition, within thirty days of termination, the Board shall appoint a new Adviser.~~

~~Section 8.4 Organizational and Offering Expenses Limitation.  The Corporation shall reimburse the Adviser and its Affiliates for Organizational and Offering Expenses incurred by the Adviser or its Affiliates; provided, however, that the total amount of all Organizational and Offering Expenses shall be reasonable and shall be included as Front End Fees for purposes of the limit on such Front End Fees set forth in Section 8.1.~~

~~Section 8.5 Acquisition Fees.  The Corporation may pay the Adviser and its Affiliates fees for the review and evaluation of potential investments; provided, however, that the board of directors shall conclude that the total of all Acquisition Fees and Acquisition Expenses shall be reasonable.~~

~~Section 8.6 Reimbursement for Expenses.  The Corporation may reimburse the Adviser, at the end of each fiscal quarter, for the actual cost of goods and services used for or by the Corporation and obtained from Persons other than the Adviser’s Affiliates. The Adviser may be reimbursed for the administrative services necessary for the prudent operation of the Corporation; provided, however, that the reimbursement shall be the lower of the Adviser’s actual cost or the amount the Corporation would be required to pay Persons other than the Adviser’s Affiliates for comparable administrative services in the same geographic location; and provided, further, that such costs are reasonably allocated to the Corporation on the basis of assets, revenues, time records or another method conforming with generally accepted accounting principles.~~

~~Section 8.7 Reimbursement Limitations.  The Corporation shall not reimburse the Adviser or its Affiliates for services for which the Adviser or its Affiliates are entitled to compensation in the form of a separate fee. Excluded from the allowable reimbursement shall be: (a) rent or depreciation, utilities, capital equipment and other administrative items of the Adviser; and (b) salaries, fringe benefits, travel expenses and other administrative items incurred or allocated to any controlling person of the Adviser. For purposes of this Section 8.7, “controlling person” means persons with responsibilities similar to those of an executive, or a member of the board of directors, or any person who holds 10% or more of the Adviser’s equity securities or who has the power to control the Adviser, whether through ownership of voting securities, by contract, or otherwise.~~

~~Section 8.8 No Exclusive Agreement.  The Adviser shall not be granted an exclusive right to sell or exclusive employment to sell assets for the Corporation.~~

~~Section 8.9 Rebates, Kickbacks and Reciprocal Arrangements.  The Adviser shall not (A) receive or accept any rebate, give-up or similar arrangement that is prohibited under applicable federal or state securities laws, (B) participate in any reciprocal business arrangement that would circumvent provisions of applicable federal or state securities laws governing conflicts of interest or investment restrictions, or (C) enter into any agreement, arrangement or understanding that would circumvent the restrictions against dealing with affiliates or promoters under applicable federal or state securities laws. In addition, the Adviser shall not directly or indirectly pay or award any fees or commissions or other compensation to any person or entity engaged to sell the Corporation’s stock or give investment advice to a potential stockholder; provided, however, that the~~

~~Adviser may pay a registered broker-dealer or other properly licensed agent from sales commissions for selling or distributing the Corporation’s common stock.~~

~~Section 8.10 Commingled Funds.  The Adviser shall not permit or cause to be permitted the Corporation’s funds from being commingled with the funds of any other entity. Nothing, however, shall prohibit the Adviser from establishing a master fiduciary account pursuant to which separate sub-trust accounts may be established for the benefit of affiliated programs, provided that the Corporation’s funds are protected from the claims of other programs and creditors of such programs.~~

~~Section 8.11 Reports to Stockholders.  The Adviser shall prepare or shall cause to be prepared and distributed to stockholders during each year the following reports of the Corporation (either included in a periodic report filed with the SEC or distributed in a separate report):~~

~~(a) Quarterly Reports.  Within 60 days of the end of each quarter, a report containing the same financial information contained in the Corporation’s Quarterly Report on Form 10-Q filed by the Corporation under the Securities Exchange Act of 1934, as amended.~~

~~(b) Annual Report.  Within 120 days after the end of the Corporation’s fiscal year, an annual report containing (i) a balance sheet as of the end of each fiscal year and statements of income, equity, and cash flow, for the year then ended, all of which shall be prepared in accordance with generally accepted accounting principals and accompanied by an auditor’s report containing an opinion of an independent certified public accountant; (ii) a report of the activities of the Corporation during the period covered by the report (iii) where forecasts have been provided to the Corporation’s shareholders, a table comparing the forecasts previously provided with the actual results during the period covered by the report; and (iv) A report setting forth distributions by the Corporation for the period covered thereby and separately identifying distributions from (1) cash flow from operations during the period; (2) cash flow from operations during a prior period which have been held as reserves; and (3) proceeds from disposition of Corporation’s assets.~~

~~(c) Previous Reimbursement Reports.  The Adviser shall prepare or shall cause to be prepared a report, prepared in accordance with the American Institute of Certified Public Accountants United States Auditing Standards relating to special reports, and distributed to stockholders not less than annually, containing an itemized list of the costs reimbursed to the Adviser for the previous fiscal year. The special report shall at a minimum provide (i) a review of the time records of individual employees, the costs of whose services were reimbursed; and (ii) a review of the specific nature of the work performed by each such employee.~~

~~(d) Proposed Reimbursement Reports.  The Adviser shall prepare or shall cause to be prepared a report containing an itemized estimate of all proposed expenses for which it shall receive reimbursements for the next fiscal year, together with a breakdown by year of such expenses reimbursed in each of the last five public programs formed by the Adviser.~~

~~(e) Proposed Federal Income Tax Returns.  Within 75 days after the end of the Corporation’s fiscal year, all information necessary for stockholders’ to prepare their federal income tax returns.~~

~~Section 8.12. Limitations on Reimbursement of Expenses.  In addition to the compensation paid to the Adviser, the Corporation shall reimburse the Adviser for all expenses of the Corporation incurred by the Adviser as well as the actual cost of goods and services used for or by the Company and obtained from entities not affiliated with the Adviser. The Adviser may be reimbursed for the administrative services performed by it on behalf of the Corporation; provided, however, the reimbursement shall be an amount equal to the lower of the Adviser’s actual cost or the amount the Corporation would be required to pay third parties for the provision of comparable administrative services in the same geographic location; and provided, further, that such costs are reasonably allocated to the Corporation on the basis of assets, revenues, time records or other method conforming with generally accepted accounting principles. No reimbursement shall be permitted for services for which the Adviser is entitled to compensation by way of a separate fee. Excluded from the allowable reimbursement shall be: (i) rent or depreciation, utilities, capital equipment, and other administrative items of the Adviser; and (ii) salaries, fringe benefits, travel expenses and other administrative items incurred or allocated to any executive officer or board member of the Adviser (or any individual performing such~~

~~services) or a holder of 10% or greater equity interest in the Adviser (or any person having the power to direct or cause the direction of the Adviser, whether by ownership of voting securities, by contract or otherwise).~~

~~ARTICLE IX~~
~~INVESTMENT OBJECTIVES AND LIMITATIONS~~

~~Section 9.1 Investment Objectives. The independent directors shall review the investment policies of the Corporation with sufficient frequency (not less often than annually) to determine that the policies being followed by the Corporation are in the best interests of the Corporation.~~

~~Section 9.2 Investments in Other Programs~~

~~(a) The Corporation shall not invest in general partnerships or joint ventures with non-Affiliates that own and operate specific assets, unless the Corporation, alone or together with any publicly registered Affiliate of the Corporation meeting the requirements of subsection (b) below, acquires a controlling interest in such a general partnership or joint venture, but in no event shall the Adviser be entitled to duplicate fees; provided, however that the foregoing is not intended to prevent the Corporation from carrying out its business of investing and reinvesting its assets in securities of other issuers. For purposes of this Section 9.2, “controlling interest” means an equity interest possessing the power to direct or cause the direction of the management and policies of the general partnership or joint venture, including the authority to: (i) review all contracts entered into by the general partnership or joint venture that will have a material effect on its business or assets; (ii) cause a sale or refinancing of the assets or its interest therein subject, in certain cases where required by the partnership or joint venture agreement, to limits as to time, minimum amounts and/or a right of first refusal by the joint venture partner or consent of the joint venture partner; (iii) approve budgets and major capital expenditures, subject to a stated minimum amount; (iv) veto any sale or refinancing of the assets, or alternatively, to receive a specified preference on sale or refinancing proceeds; and (v) exercise a right of first refusal on any desired sale or refinancing by the joint venture partner of its interest in the assets, except for transfer to an Affiliate of the joint venture partner.~~

~~(b) The Corporation may invest in general partnerships or joint ventures with other publicly registered Affiliates of the Corporation if all of the following conditions are met: (i) the Affiliate and the Corporation have substantially identical investment objectives; (ii) there are no duplicate fees to the Adviser; (iii) the compensation payable by the general partnership or joint venture to the advisers in each corporation that invests in such partnership or joint venture is substantially identical; (iv) each of the Corporation and the Affiliate has a right of first refusal to buy if the other party wishes to sell assets held in the partnership or joint venture; (v) the investment of each of the Corporation and its Affiliate is on substantially the same terms and conditions; and (vi) any prospectus of the Corporation in use or proposed to be used when such an investment has been made or is contemplated discloses the potential risk of impasse on partnership or joint venture decisions since neither the Corporation nor its Affiliate controls the partnership or joint venture, and the potential risk that, while the Corporation or its Affiliate may have the right to buy the assets from the partnership or joint venture, it may not have the resources to do so.~~

~~(c) The Corporation may invest in general partnerships or joint ventures with Affiliates other than publicly registered Affiliates of the Corporation only if all of the following conditions are met: (i) the investment is necessary to relieve the Adviser from any commitment to purchase the assets entered into in compliance with Section 10.1 prior to the closing of the offering period of the Corporation; (ii) there are no duplicate fees to the Adviser; (iii) the investment of each entity is on substantially the same terms and conditions; (iv) the Corporation has a right of first refusal to buy if the Adviser wishes to sell assets held in the partnership or joint venture; and (v) any prospectus of the Corporation in use or proposed to be used when such an investment has been made or is contemplated discloses the potential risk of impasse on partnership or joint venture decisions.~~

~~(d) The Corporation may be structured to conduct operations through separate single-purpose entities managed by the Adviser (multi-tier arrangements); provided that the terms of any such arrangements do not result in the circumvention of any of the requirements or prohibitions contained herein or under~~

~~applicable federal or state securities laws. Any agreements regarding such arrangements shall accompany any prospectus of the Corporation, if such agreement is then available, and the terms of such agreement shall contain provisions assuring that all of the following restrictions apply: (i) there will be no duplication or increase in Organizational and Offering Expenses, fees payable to the Adviser, program expenses or other fees and costs; (ii) there will be no substantive alteration in the fiduciary and contractual relationship between the Adviser, the Corporation and the stockholders; and (iii) there will be no diminishment in the voting rights of the stockholders.~~

~~(e) Other than as specifically permitted in subsections (b), (c) and (d) above, the Corporation shall not invest in general partnerships or joint ventures with Affiliates.~~

~~(f) The Corporation may invest in general partnership interests of limited partnerships only if the Corporation, alone or together with any publicly registered Affiliate of the Corporation meeting the requirements of subsection (b) above, acquires a “controlling interest” as defined in subsection (a) above, the Adviser is not entitled to any duplicate fees, no additional compensation beyond that permitted under applicable law is paid to the Adviser, and the agreement of limited partnership or other applicable agreement complies with Articles IX and X.~~

~~Section 9.3 Other Goods or Services~~

~~(a) In addition to the services to be provided under the investment advisory agreement, the Corporation may accept goods or other services provided by the Adviser in connection with the operation of assets, provided that (i) the Adviser, as a fiduciary, determines such self-dealing arrangement is in the best interest of the Corporation; (ii) the terms pursuant to which all such goods or services are provided to the Corporation by the Adviser shall be embodied in a written contract, the material terms of which must be fully disclosed to the stockholders in the Corporation’s prospectus; (iii) the contract may only be modified with approval of holders of a majority of the outstanding voting securities of the Corporation; and (iv) the contract shall contain a clause allowing termination without penalty on 60 days’ notice. Without limitation of the foregoing, arrangements to provide such goods or other services must meet all of the following criteria: (i) the Adviser must be independently engaged in the business of providing such goods or services to persons other than its Affiliates and at least 33% of the Adviser’s associated gross revenues must come from persons other than its Affiliates; (ii) the compensation, price or fee charged for providing such goods or services must be comparable and competitive with the compensation, price or fee charged by persons other than the Adviser and its Affiliates in the same geographic location who provide comparable goods or services which could reasonably be made available to the Corporation; and (iii) except in extraordinary circumstances, the compensation and other material terms of the arrangement must be fully disclosed to the stockholders through written communication. Extraordinary circumstances are limited to instances when immediate action is required and the goods or services are not immediately available from persons other than the Adviser and its Affiliates.~~

~~(b) Notwithstanding the foregoing clause (a), if the Adviser is not engaged in the business to the extent required by such clause, the Adviser may provide to the Corporation other goods and services if all of the following additional conditions are met: (i) the Adviser can demonstrate the capacity and capability to provide such goods or services on a competitive basis; (ii) the goods or services are provided at the lesser of cost or the competitive rate charged by persons other than the Adviser and its Affiliates in the same geographic location who are in the business of providing comparable goods or services; (iii) the cost is limited to the reasonable necessary and actual expenses incurred by the Adviser on behalf of the Corporation in providing such goods or services, exclusive of expenses of the type which may not be reimbursed under applicable federal or state securities laws; and (iv) expenses are allocated in accordance with generally accepted accounting principles and are made subject to any special audit required by applicable federal and state securities laws.~~

~~ARTICLE X~~
~~CONFLICTS OF INTEREST~~

~~Section 10.1 Sales and Leases to Corporation.  The Corporation shall not purchase or lease assets in which the Adviser or any Affiliate thereof has an interest unless all of the following conditions are met: (a) the transaction occurs at the formation of the Corporation and is fully disclosed to the stockholders in the prospectus or in a periodic report; and (b) the assets are sold or leased upon terms that are reasonable to the Corporation and at a price not to exceed the lesser of cost or fair market value as determined by an Independent Expert. Notwithstanding anything to the contrary in this Section 10.1, the Adviser may purchase assets in its own name (and assume loans in connection therewith) and temporarily hold title thereto, for the purposes of facilitating the acquisition of the assets, the borrowing of money, obtaining financing for the Corporation, or the completion of construction of the assets, provided that all of the following conditions are met: (i) the assets are purchased by the Corporation at a price no greater than the cost of the assets to the Adviser; (ii) all income generated by, and the expenses associated with, the assets so acquired shall be treated as belonging to the Corporation; and (iii) there are no other benefits arising out of such transaction to the Adviser apart from compensation otherwise permitted by the NASAA Omnibus Guidelines.~~

~~Section 10.2 Sales and Leases to the Adviser, Directors or Affiliates.  The Corporation shall not sell assets to the Adviser or any Affiliate thereof unless such sale is duly approved by the holders of shares of stock entitled to cast a majority of all the votes entitled to be cast on the matter. The Corporation shall not lease assets to the Adviser or any Affiliate thereof unless all of the following conditions are met: (a) the transaction occurs at the formation of the Corporation and is fully disclosed to the stockholders in the prospectus or in a periodic report and (b) the terms of the transaction are fair to the Corporation.~~

~~Section 10.3 Loans.  Except for the advancement of funds pursuant to Section 7.3, no loans, credit facilities, credit agreements or otherwise shall be made by the Corporation to the Adviser or any Affiliate thereof.~~

~~Section 10.4 Commissions on Financing, Refinancing or Reinvestment.  The Corporation shall not pay, directly or indirectly, a commission or fee to the Adviser or any Affiliate thereof (except as otherwise specified in this Article X) in connection with the reinvestment of Cash Available for Distribution and available reserves or of the proceeds of the resale, exchange or refinancing of assets.~~

~~Section 10.5 Other Transactions.  The Corporation shall not engage in any other transaction with the Adviser or any Affiliate thereof unless such transaction complies with the NASAA Omnibus Guidelines and all applicable law, including any reciprocal business arrangements that would circumvent the prohibitions set forth in this Article X.~~

~~Section 10.6. Lending Practices.  On financing made available to the Corporation by the Adviser, the Adviser may not receive interest in excess of the lesser of the Adviser’s cost of funds or the amounts that would be charged by unrelated lending institutions on comparable loans for the same purpose. The Adviser shall not impose a prepayment charge or penalty in connection with such financing and the Adviser shall not receive points or other financing charges. The Adviser shall be prohibited from providing permanent financing for the Corporation. For purposes of this Section 10.6, “permanent financing” shall mean any financing with a term in excess of 12 months.~~

~~ARTICLE XI~~
~~STOCKHOLDERS~~

~~Section 11.1 Voting Rights of Stockholders.  Subject and in addition to the provisions of any class or series of shares then outstanding and the mandatory provisions of any applicable laws or regulations, including the MGCL, or other provision of this charter, upon a vote by the holders of a majority of the outstanding shares of stock of the Corporation entitled to vote on the matter, stockholders may, without the necessity for concurrence by the Adviser, direct that the Corporation: (a) amend the charter; (b) dissolve the Corporation; (c) remove the Adviser and elect a new Adviser; or (d) approve or disapprove the sale of all or substantially all of the assets of the Corporation when such sale is to be made other than in the ordinary course of the Corporation’s business. Without approval of holders of a majority of shares entitled to vote on the matter, the Corporation shall not permit the Adviser to: (a) amend the charter in a manner that adversely affects the interests of the stockholders; (b) except as permitted by Section 8.3(b), permit the Adviser to voluntarily withdraw as the Adviser unless such withdrawal would not affect the tax status of the Corporation and would not materially adversely affect the stockholders; (c) appoint a new Adviser; (d) sell all or substantially all of the assets of the Corporation when such sale is to be made other than in the ordinary course of the Corporation’s business; or (e) cause the merger or similar reorganization of the Corporation. With respect to any shares owned by the Adviser, the Adviser may not vote or consent on matters submitted to the stockholders regarding the removal of the Adviser or regarding any transaction between the Corporation and the Adviser. In determining the existence of the requisite percentage of the Corporation’s shares entitled to vote on the matter and necessary to approve a matter on which the Adviser may not vote or consent pursuant to this Section 11.1, any shares of the Corporation’s stock entitled to vote on the matter and owned by the Adviser shall not be included..~~

~~Section 11.2 Right of Inspection.  Any stockholder and any designated representative thereof shall be permitted access to the records of the Corporation to which it is entitled under applicable law at all reasonable times, and may inspect and copy any of them for a reasonable charge. Inspection of the Corporation’s books and records by the office or agency administering the securities laws of a jurisdiction shall be provided upon reasonable notice and during normal business hours. Stockholders shall have the right to access the Corporation’s records pertaining to its stockholders as set forth in the Bylaws, which records shall be updated at least quarterly.~~

~~Section 11.3 Reports.~~

~~(a) For each fiscal year ending after the commencement of the Initial Public Offering, the Corporation shall cause to be prepared and mailed or delivered by any reasonable means, including an electronic medium, to each stockholder and each holder of other publicly held securities within 120 days after the end of the fiscal year to which it relates an annual report that shall include: (i) financial statements prepared in accordance with generally accepted accounting principles which are audited and reported on by independent certified public accountants; (ii) a report of the activities of the Corporation during the period covered by the report; (iii) where forecasts have been provided to the stockholders, a table comparing the forecasts previously provided with the actual results during the period covered by the report; and (iv) a report setting forth distributions to stockholders for the period covered thereby and separately identifying distributions from: (A) cash flow from operations during the period, (B) cash flow from operations during a prior period which have been held as reserves, (C) proceeds from disposition of assets; and (D) reserves from the gross proceeds originally obtained from stockholders in an offering.~~

~~(b) The Corporation shall cause to be prepared and mailed or delivered to each stockholder within 60 days after the end of each fiscal quarter of the Corporation, a report containing the same financial information contained in the Corporation’s Quarterly Report on Form 10-Q filed by the Corporation under the 1934 Act.~~

~~(c) The Corporation shall cause to be prepared and mailed or delivered within 75 days after the end of each fiscal year of the Corporation to each Person who was at any time during such fiscal year a stockholder all information necessary for the preparation of the such Person’s federal income tax returns.~~

~~(d) If stock has been purchased on a deferred payment basis, on which there remains an unpaid balance during any period covered by any report required by subsections (a) and (b) above; then such~~

~~report shall contain a detailed statement of the status of all deferred payments, actions taken by the Corporation in response to any defaults, and a discussion and analysis of the impact on capital requirements of the Corporation.~~

~~Section 11.4 Tender Offers.  If any Person makes a tender offer, including, without limitation, a “mini-tender” offer, such Person must comply with all of the provisions set forth in Regulation 14D of the 1934 Act, including, without limitation, disclosure and notice requirements, that would be applicable if the tender offer was for more than five percent of the outstanding shares of stock of the Corporation; provided, however, that, unless otherwise required by the 1934 Act, such documents are not required to be filed with the SEC. In addition, any such Person must provide notice to the Corporation at least ten business days prior to initiating any such tender offer. No Stockholder may Transfer any Shares held by such Stockholder to any Person who initiates a tender offer without complying with the provisions set forth above (a “Non-Compliant Tender Offer” which shall apply for all such tender offers not to exceed an offer for 9.8% of the outstanding shares of the Company) unless such Stockholder shall have first offered such Shares to the Corporation at a price that is greater than the tender, but, shall not exceed and shall be on the same terms and at the same price at which such Stockholder would be able to sell such Shares pursuant to the Corporation’s share repurchase program, if a share repurchase program is effective at the time of such Non-Compliant Tender Offer. The terms of such share repurchase program will be as described in the Company’s prospectus.~~

~~Section 11.5 Death or Disability.  In the event of a stockholder’s death or Disability (as hereinafter defined), the Corporation shall have the right, in its sole and absolute discretion, to repurchase such stockholder’s shares of Common Stock, upon the stockholder presenting such shares for repurchase; provided, however, that no such stockholder or such stockholder’s estate shall be obligated to present any such shares for repurchase pursuant to this provision. The repurchase price to be paid by the Corporation to the stockholder or stockholder’s estate, as applicable, will be: (i) 100% of the purchase price paid to acquire the shares from the Corporation for stockholders who have continuously held their shares for less than one year before the date of death or Disability; or (ii) for stockholders who have held their shares for longer than one year, the purchase price payable to such stockholder pursuant to the Corporation’s share repurchase program as described in the Corporation’s prospectus filed with the SEC, as amended or supplemented. The Corporation’s board of directors shall have the discretion to waive any holding requirements for shares repurchased by the Corporation in connection with a stockholder’s death or Disability. The stockholder or the stockholder’s estate, as applicable, shall notify the Corporation in writing of the stockholder’s death or Disability. As used herein, “Disability” shall mean such stockholder suffers a disability for a period of time, as may be determined by the board of directors (excluding, if applicable, the stockholder who is the stockholder for which such determination is being made), and the accuracy of such determination is confirmed by a qualified independent physician from whom such stockholder is required to receive an examination within thirty (30) days following the board of directors’ determination. The alleged disabled stockholder will share the opinion of such qualified independent physician with the board of directors and the board of directors will use best efforts to maintain the confidentiality of such information. If such stockholder fails to reasonably cooperate with the board of directors in obtaining the opinion of a qualified independent physician, then the board of directors may, in its reasonable discretion, decide to not exercise the redemption right granted to the Corporation hereunder.~~

~~ARTICLE XII~~
~~ROLL-UP TRANSACTIONS~~

~~Section 12.1 Roll-Up Transactions.  In connection with any proposed Roll-Up Transaction, an appraisal of all of the Corporation’s assets shall be obtained from a competent Independent Expert. If the appraisal will be included in a prospectus used to offer the securities of a Roll-Up Entity, the appraisal shall be filed with the SEC and the states as an exhibit to the registration statement for the offering. The Corporation’s assets shall be appraised on a consistent basis, and the appraisal shall be based on the evaluation of all relevant information and shall indicate the value of the assets as of a date immediately prior to the announcement of the proposed Roll-Up Transaction. The appraisal shall assume an orderly liquidation of the assets over a twelve-month period. The terms of the engagement of the Independent Expert shall clearly state that the engagement is for the benefit of the Corporation and the stockholders. A summary of the appraisal, indicating all material assumptions underlying the appraisal, shall be included in a report to stockholders in connection~~

~~with a proposed Roll-Up Transaction. In connection with a proposed Roll-Up Transaction, the Person sponsoring the Roll-Up Transaction shall offer to holders of Common Stock who vote against the proposed Roll-Up Transaction the choice of:~~

~~(a) accepting the securities of a Roll-Up Entity offered in the proposed Roll-Up Transaction; or~~

~~(b) one of the following:~~

~~(i) remaining as holders of Common Stock and preserving their interests therein on the same terms and conditions as existed previously; or~~

~~(ii) receiving cash in an amount equal to their pro rata share of the appraised value of the net assets of the Corporation.~~

~~The Corporation is prohibited from participating in any proposed Roll-Up Transaction:~~

~~(a) that would result in the holders of Common Stock having voting rights in a Roll-Up Entity that are less than the rights provided for in Section 11.1 hereof;~~

~~(b) that includes provisions that would operate as a material impediment to, or frustration of, the accumulation of stock by any purchaser of the securities of the Roll-Up Entity (except to the minimum extent necessary to preserve the tax status of the Roll-Up Entity), or which would limit the ability of an investor to exercise the voting rights of its securities of the Roll-Up Entity on the basis of the stock held by that investor;~~

~~(c) in which investor’s rights to access of records of the Roll-Up Entity will be less than those described in Section 11.2 hereof; or~~

~~(d) in which any of the costs of the Roll-Up Transaction would be borne by the Corporation if the Roll-Up Transaction is rejected by the holders of Common Stock.~~

~~ARTICLE XIII~~
~~DEFINITIONS~~

~~As used in the charter, the following terms shall have the following meanings unless the context otherwise requires:~~

~~Acquisition Expenses.  The term “Acquisition Expenses” shall mean any and all expenses incurred by the Corporation, the Adviser, or any Affiliate of either in connection with the initial purchase or acquisition of assets by the Corporation, whether or not acquired, including, without limitation, legal fees and expenses, travel and communication expenses, costs of appraisals, non-refundable option payments on assets not acquired, accounting fees and expenses and miscellaneous expenses relating to the purchase or acquisition of assets, whether or not acquired.~~

~~Acquisition Fee.  The term “Acquisition Fee” shall mean any and all fees and commissions paid by any Person to any other Person (including any fees or commissions paid by or to any Affiliate of the Corporation or the Adviser) in connection with the initial purchase or acquisition of assets by the Corporation. Included in the computation of such fees or commissions shall be any commission, selection fee, supervision fee, financing fee, non-recurring management fee, or any fee of a similar nature, however designated.~~

~~Adviser.  The term “Adviser” shall mean the Person or Persons, if any, appointed, employed or contracted with by the Corporation and responsible for directing or performing the day-to-day business affairs of the Corporation. The Adviser is a Sponsor of the Corporation.~~

~~Affiliate or Affiliated.  The term “Affiliate” or “Affiliated” shall mean, with respect to any Person, (i) any Person directly or indirectly owning, controlling or holding, with the power to vote, ten percent or more of the outstanding voting securities of such other Person; (ii) any Person ten percent or more of whose outstanding voting securities are directly or indirectly owned, controlled or held, with the power to vote, by such other Person; (iii) any Person directly or indirectly controlling, controlled by or under common control with such other Person; (iv) any executive officer, director, trustee or general partner of such other Person; and (v) any legal entity for which such Person acts as an executive officer, director, trustee or general partner.~~

~~Assessments.  The term “Assessments” shall mean any additional amounts of capital which may be mandatorily required of, or paid voluntarily by, a stockholder beyond his or her subscription commitment excluding deferred payments.~~

~~Capital Contributions.  The term “Capital Contributions” shall mean the total investment, including the original investment and amounts reinvested pursuant to a distribution reinvestment plan, in the Corporation by a stockholder or by all stockholders, as the case may be. Unless otherwise specified, Capital Contributions shall be deemed to include principal amounts to be received on account of deferred payments.~~

~~Cash Available for Distribution.  The term “Cash Available for Distribution” shall mean Cash Flow plus cash funds available for distribution from the Corporation’s reserves less amounts set aside for restoration or creation of reserves.~~

~~Cash Flow.  The term “Cash Flow” shall mean the Corporation’s cash funds provided from operations, without deduction for depreciation, but after deducting cash funds used to pay all other expenses, debt payments, capital improvements and replacements. Cash withdrawn from reserves is not Cash Flow.~~

~~Code.  The term “Code” shall mean the Internal Revenue Code of 1986, as amended.~~

~~Controlling Person.  For purposes of Section 8.7, the term “Controlling Person” means a person who performs the functions for the Adviser similar to those of an executive officer or a member of the board of directors, and any person who holds more than 10% of the Adviser’s equity securities or who has the power to control the Adviser.~~

~~Front End Fees.  The term “Front End Fees” shall mean fees and expenses paid by any party for any services rendered to organize the Corporation and to acquire assets for the Corporation, including Organizational and Offering Expenses, Acquisition Fees, Acquisition Expenses, and any other similar fees, however designated by the Sponsor.~~

~~Independent Expert.  The term “Independent Expert” shall mean a Person with no material current or prior business or personal relationship with the Sponsor who is engaged to a substantial extent in the business of rendering opinions regarding the value of assets of the type held by the Corporation, and who is qualified to perform such work.~~

~~Investment in Program Assets.  The term “Investment in Program Assets” shall mean the amount of Capital Contributions actually paid or allocated to the purchase or development of assets acquired by the Corporation (including working capital reserves allocable thereto, except that working capital reserves in excess of three percent (3%) shall not be included) and other cash payments such as interest and taxes, but excluding Front End Fees.~~

~~Net Worth.  The term “Net Worth” shall mean the excess of total assets over total liabilities as determined by generally accepted accounting principles.~~

~~Organizational and Offering Expenses.  The term “Organizational and Offering Expenses” shall mean any and all costs and expenses incurred by and to be paid from the assets of the Corporation in connection with the formation, qualification and registration of the Corporation, and the marketing and distribution of shares, including, without limitation, total underwriting and brokerage discounts and commissions (including fees of the underwriters’ attorneys), expenses for printing, engraving, amending registration statements or supplementing prospectuses, mailing and distributing costs, salaries of employees while engaged in sales activity, telephone and other telecommunications costs, all advertising and marketing expenses (including the costs related to investor and broker-dealer sales meetings), charges of transfer agents, registrars, trustees, escrow holders, depositories and experts, and fees, expenses and taxes related to the filing, registration and qualification of the sale of shares under federal and state laws, including taxes and fees and accountants’ and attorneys’ fees.~~

~~Person.  The term “Person” shall mean an individual, corporation, partnership, estate, trust (including a trust qualified under Sections 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private~~

~~foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity and also includes a group as that term is used for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “1934 Act”).~~

~~Program Interest.  The term “Program Interest” shall mean the Common Stock and the Preferred Stock of the Corporation.~~

~~Promotional Interest.  The term “Promotional Interest” shall mean a percentage interest of the Adviser in all revenues, costs and expenses of the Corporation, other than Front End Fees, for which the Adviser is not obligated to make a Capital Contribution in the form of cash or tangible property.~~

~~Prospectus.  The term “Prospectus” shall have the meaning given to that term by Section 2(10) of the Securities Act of 1933.~~

~~Roll-Up Entity.  The term “Roll-Up Entity” shall mean a partnership, trust, corporation or similar entity that would be created or would survive after the successful completion of a proposed Roll-Up Transaction.~~

~~Roll-Up Transaction.  The term “Roll-Up Transaction” shall mean a transaction involving the acquisition, merger, conversion or consolidation either directly or indirectly of the Corporation and the issuance of securities of a Roll-Up Entity to the stockholders. Such term does not include:~~

~~(a) a transaction involving Securities of the Corporation that has been listed for at least twelve months on a national exchange or traded for at least twelve months through the National Association of Securities Dealers Automated Quotation- National Market System; or~~

~~(b) a transaction involving the conversion to trust or association form of only the Corporation, if, as a consequence of the transaction, there will be no significant adverse change in any of the following:~~

~~(i) stockholders’ voting rights;~~

~~(ii) the term of existence of the Corporation;~~

~~(iii) Sponsor or Adviser compensation; or~~

~~(iv) the Corporation’s investment objectives.~~

~~Sponsor.  The term “Sponsor” shall mean any Person which (i) is directly or indirectly instrumental in organizing, wholly or in part, the Corporation, (ii) will control, manage or participate in the management of the Corporation, and any Affiliate of any such Person, (iii) takes the initiative, directly or indirectly, in founding or organizing the Corporation, either alone or in conjunction with one or more other Persons, (iv) receives a material participation in the Corporation in connection with the founding or organizing of the business of the Corporation, in consideration of services or property, or both services and property, (v) has a substantial number of relationships and contacts with the Corporation, (vi) possesses significant rights to control assets, (vii) receives fees for providing services to the Corporation which are paid on a basis that is not customary in the industry or (viii) provides goods or services to the Corporation on a basis which was not negotiated at arm’s-length with the Corporation. “Sponsor” does not include any Person whose only relationship with the Corporation is that of an independent manager of a portion of the Corporation’s assets and whose only compensation is as such, or wholly independent third parties such as attorneys, accountants and underwriters whose only compensation is for professional services.~~

RECITALS CONTINUED:

THIRD:  The amendment and restatement of the charter of the Corporation as hereinabove set forth has been duly advised by the board of directors and approved by the stockholders of the Corporation as required by law.

FOURTH:  The name and address of the Corporation’s current resident agent and the current address of the principal office of the Corporation are as set forth in Article III of the foregoing amendment and restatement of the charter.

FIFTH:  The number of directors of the Corporation and the names of those currently in office are as set forth in Section 4.1 of Article IV of the foregoing amendment and restatement of the charter.

SIXTH:  The total number of shares of stock which the Corporation had authority to issue immediately prior to the foregoing amendment and restatement of the charter was ~~10,000,000~~500,000,000, consisting of ~~10,000,000~~450,000,000 shares of common stock, $0.001 par value per share, and 50,000,000 shares of preferred stock, $0.001 par value per share. The aggregate par value of all authorized shares of stock having par value was $~~10,000~~500,000.

SEVENTH:  The total number of shares of stock which the Corporation has authority to issue after giving effect to the foregoing amendment and restatement of the charter ~~is 500,000,000, consisting of 450,000,000 shares of Common Stock, $0.001 par value per share and 50,000,000 shares of Preferred Stock, $0.001 par value per share.~~, the number of shares of each class or series thereof, and the aggregate ~~par~~ value of all ~~authorized~~ shares of stock of the Corporation having par value ~~is $500,000~~were not changed by the amendments set forth in the foregoing amendment and restatement of the charter of the Corporation.

EIGHTH:  The undersigned acknowledges these ~~Second~~Third Articles of Amendment and Restatement to be the corporate act of the Corporation and as to all matters or facts required to be verified under oath, the undersigned acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

IN WITNESS WHEREOF, the Corporation has caused these Second Articles of Amendment and Restatement to be signed in its name and on its behalf by its Chief Executive Officer and attested to by its Chief Financial Officer and Treasurer on [  ], ~~2013~~2017.

BUSINESS DEVELOPMENT CORPORATION
OF AMERICA

By:	Richard Byrne Chief Executive Officer

Attest	Corinne Pankovcin Chief Financial Officer

BUSINESS DEVELOPMENT CORPORATION OF AMERICA
BENEFIT STREET PARTNERS
9 WEST 57TH STREET, SUITE 4920
NEW YORK, NY 10019

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BUSINESS DEVELOPMENT CORPORATION OF AMERICA

Board recommends a vote FOR all the following proposals:

1. To elect the following for one-year terms expiring in 2018 and until their successors are duly elected and qualified;

Nominees:

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

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Signature (Joint Owners) Date

V.1.1

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
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E21950-P90698

BUSINESS DEVELOPMENT CORPORATION OF AMERICA
Annual Meeting of Stockholders
May 19, 2017 at 10:00 AM EST
This proxy is solicited by the Board of Directors

The undersigned stockholder of Business Development Corporation of America (the "Company"), hereby appoints Corinne D. Pankovcin and Leeor Avigdor, and each of them, as proxies for the undersigned with full power of substitution in each of them, to attend the Annual Meeting of Stockholders of the Company to be held at the Harmonie Club 4 E 60th St, New York, NY 10022 on May 19, 2017, commencing at 10:00 AM, local time, and any and all adjournments and postponements thereof, to cast, on behalf of the undersigned, all votes that the undersigned is entitled to cast, and otherwise to represent the undersigned, at such Annual Meeting and all adjournments and postponements thereof, with all power possessed by the undersigned as if personally present and to vote in his or her discretion on such matters as may properly come before the Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and of the accompanying proxy statement, which is hereby incorporated by reference, and revokes any proxy heretofore given with respect to such meeting.

When this proxy is properly executed, the votes entitled to be cast by the undersigned stockholder will be cast in the manner directed on the reverse side. If no direction is made, the votes entitled to be cast by the undersigned stockholder will be cast "FOR" the Proposals. The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter, including a motion to adjourn or postpone the Annual Meeting to another time or place for the purpose of soliciting additional proxies that may properly come before the Annual Meeting or any adjournment or postponement thereof. At the present time, the Board of Directors knows of no other matters to be presented at the Annual Meeting.

Continued and to be signed on reverse side

V.1.1